                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                              NICHOLAS-APPLEGATE MUTUAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
600 West Broadway
San Diego, California 92101

March 12, 1999

Dear Shareholder:

    You are cordially invited to attend a special meeting of shareholders (the "Meeting") of Nicholas-Applegate Mutual Funds (the "Trust") to be held on Friday, May 21, 1999, at 9:00 a.m., San Diego time, at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101. At the Meeting, all of the shareholders of the Trust will be asked to (i) elect six members to the Board of Trustees, (ii) ratify the selection of Ernst & Young L.L.P. as the Trust's independent public accountants for the current fiscal year ending March 31, 1999, and (iii) approve an amendment to the funds' fundamental investment restrictions that would clarify that each fund's 15% limitation on investments in illiquid securities does not apply to restricted securities, such as those issued pursuant to Rule 144A under the Securities Act of 1933, if such securities are determined to be liquid. Shareholders of Nicholas-Applegate Small Cap Growth Fund, Nicholas-Applegate Mid-Cap Growth Fund, Nicholas-Applegate Large Cap Growth Fund, Nicholas-Applegate Emerging Countries Fund, Nicholas-Applegate Worldwide Growth Fund, Nicholas-Applegate International Small Cap Growth Fund, Nicholas Applegate High Yield Bond Fund, Nicholas-Applegate International Core Growth Fund and Nicholas-Applegate Convertible Fund will be asked to approve a new management agreement between the Trust and Pilgrim Investments, Inc. in respect of such fund (the "Proposed Management Agreement"), a subadvisory agreement between Pilgrim Investments, Inc. and Nicholas-Applegate Capital Management in respect of such fund and new service and distribution plans for certain classes of shares of such fund. In addition, shareholders of Nicholas-Applegate High Quality Bond Fund and Nicholas-Applegate Balanced Growth Fund will be asked to approve the Proposed Management Agreement in respect of such Fund and new service and distribution plans for certain classes of shares of such fund.

    THE PROPOSALS HAVE BEEN CAREFULLY REVIEWED BY THE BOARD OF TRUSTEES, WHICH RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS EXTREMELY IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE. IF YOU HAVE ANY QUESTIONS REGARDING THE ENCLOSED PROXY OR NEED ANY ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT OUR PROXY SOLICITOR, D.F. KING & CO., INC. AT 1-800-290-6433 OR BY INTERNET AT WWW.PROXYVOTE.COM.

    We thank you for your attention to this matter. We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting. If you have any questions on voting of proxies or the proposals to be considered at this meeting, please call us toll free at 1-800-551-8045.

                                          Sincerely yours,

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                        NICHOLAS-APPLEGATE MUTUAL FUNDS

                      NICHOLAS APPLEGATE CONVERTIBLE FUND
                   NICHOLAS-APPLEGATE HIGH QUALITY BOND FUND
                    NICHOLAS-APPLEGATE BALANCED GROWTH FUND
                   NICHOLAS-APPLEGATE EMERGING COUNTRIES FUND
                    NICHOLAS-APPLEGATE WORLDWIDE GROWTH FUND
                    NICHOLAS-APPLEGATE SMALL CAP GROWTH FUND
                     NICHOLAS-APPLEGATE MID-CAP GROWTH FUND
                    NICHOLAS-APPLEGATE LARGE CAP GROWTH FUND
             NICHOLAS-APPLEGATE INTERNATIONAL SMALL CAP GROWTH FUND
               NICHOLAS-APPLEGATE INTERNATIONAL CORE GROWTH FUND
                    NICHOLAS-APPLEGATE GLOBAL BLUE CHIP FUND
                   NICHOLAS-APPLEGATE GLOBAL TECHNOLOGY FUND
                    NICHOLAS-APPLEGATE HIGH YIELD BOND FUND
                    NICHOLAS-APPLEGATE MINI CAP GROWTH FUND
                      NICHOLAS-APPLEGATE PACIFIC RIM FUND
                         NICHOLAS-APPLEGATE VALUE FUND
                NICHOLAS-APPLEGATE GLOBAL GROWTH AND INCOME FUND
                     NICHOLAS-APPLEGATE GREATER CHINA FUND
                     NICHOLAS-APPLEGATE LATIN AMERICA FUND
            NICHOLAS-APPLEGATE SHORT-INTERMEDIATE FIXED INCOME FUND

                      NICHOLAS-APPLEGATE MONEY MARKET FUND
                    NICHOLAS-APPLEGATE STRATEGIC INCOME FUND
                 NICHOLAS-APPLEGATE EMERGING MARKETS BOND FUND

                         ------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 21, 1999

                            ------------------------

    A special meeting of shareholders (the "Meeting") of Nicholas-Applegate Mutual Funds (the "Trust") will be held at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101, on Friday, May 21, 1999 at 9:00 a.m., San Diego time, for the following purposes:

    1. ELECTION OF TRUSTEES. For all shareholders to elect six members to the Trust's Board of Trustees.

    2. SELECTION OF INDEPENDENT ACCOUNTANTS. For all shareholders to ratify the selection of Ernst & Young L.L.P. as the Trust's independent public accountants for the fiscal year ending March 31, 1999.

    3. PROPOSED MANAGEMENT AGREEMENT. For the shareholders of Nicholas-Applegate Small Cap Growth Fund, Nicholas-Applegate Mid-Cap Growth Fund, Nicholas-Applegate Large Cap Growth Fund, Nicholas-Applegate Emerging Countries Fund, Nicholas-Applegate Worldwide Growth Fund, Nicholas-Applegate International Small Cap Growth Fund, Nicholas-Applegate International Core Growth Fund, Nicholas-Applegate Convertible Fund, Nicholas-Applegate High Yield Bond Fund, Nicholas-Applegate High Quality Bond Fund and Nicholas-Applegate Balanced Growth Fund (the "Continuing Funds") to approve or disapprove the Proposed Management Agreement between each of the Continuing Funds and Pilgrim Investments, Inc., as described in the attached Proxy Statement.

    4. PROPOSED SUBADVISORY AGREEMENT. For the shareholders of Nicholas-Applegate Small Cap Growth Fund, Nicholas-Applegate Mid-Cap Growth Fund, Nicholas-Applegate Large Cap Growth Fund, Nicholas-Applegate Emerging Countries Fund, Nicholas-Applegate Worldwide Growth Fund, Nicholas-Applegate International Small Cap Growth Fund, Nicholas-Applegate International Core Growth Fund and Nicholas-Applegate Convertible Fund (the "Sub-Advised Funds") to approve or disapprove the Proposed Subadvisory Agreement between Nicholas-Applegate Capital Management and Pilgrim Investments, Inc., as described in the attached Proxy Statement.

    5. FUNDAMENTAL INVESTMENT RESTRICTIONS. For all shareholders to approve or disapprove an amendment to the fundamental investment restrictions of each fund to clarify that the limitation prohibiting such fund from investing more than 15% of the value of its net assets in securities that are illiquid does not apply to restricted securities, such as those eligible for resale pursuant to Rule 144A under the Securities Act of 1933, if such securities are nonetheless determined to be liquid.

    6. NEW SERVICE AND DISTRIBUTION PLANS. For the shareholders of the applicable class of shares of each Continuing Fund, to approve or disapprove, on a fund by fund basis, a new service and distribution plan for Class A, Class B, and Class C, and a Shareholder Service Plan for Class Q.

    7. OTHER BUSINESS. For all shareholders to consider and act upon such other matters as may properly come before the Meeting.

    Shareholders of record as of the close of business on March 3, 1999 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. If you attend the meeting, you may vote your shares in person. EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and in that event such shareholder's proxy will not be used.

                                          E. Blake Moore, Jr.
                                          SECRETARY

March 12, 1999

                        NICHOLAS-APPLEGATE MUTUAL FUNDS
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    The enclosed proxies are solicited by the Board of Trustees (the "Board") of Nicholas-Applegate Mutual Funds (the "Trust") for use at the special meeting of shareholders (the "Meeting") to be held at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101, at 9:00 a.m. (San Diego time) on Friday, May 21, 1999, and at any adjournment thereof. Shareholders of record at the close of business on March 3, 1999 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are being mailed, or otherwise being made available, to shareholders on or about March 12, 1999.

    The Trust is an open-end management investment company organized in 1992 as a business trust under the laws of Delaware. The shares of the Trust are divided into twenty-three (23) series of shares each of which represents interests in one of the following funds: Nicholas-Applegate Small Cap Growth Fund, Nicholas-Applegate Mid-Cap Growth Fund, Nicholas-Applegate Large Cap Growth Fund, Nicholas-Applegate International Small Cap Growth Fund, Nicholas-Applegate International Core Growth Fund, Nicholas-Applegate Emerging Countries Fund, Nicholas-Applegate Worldwide Growth Fund, Nicholas-Applegate Convertible Fund, Nicholas-Applegate High Quality Bond Fund, Nicholas-Applegate Balanced Growth Fund, Nicholas-Applegate Emerging Markets Bond Fund, Nicholas-Applegate Global Growth and Income Fund, Nicholas-Applegate Greater China Fund, Nicholas-Applegate Latin America Fund, Nicholas-Applegate Money Market Fund, Nicholas-Applegate Short-Intermediate Fixed Income Fund, Nicholas-Applegate Strategic Income Fund, Nicholas-Applegate Global Blue Chip Fund, Nicholas-Applegate Global Technology Fund, Nicholas-Applegate High Yield Bond Fund, Nicholas-Applegate Mini Cap Growth Fund, Nicholas-Applegate Pacific Rim Fund, and Nicholas-Applegate Value Fund (the "Funds").

    Each shareholder is entitled to one vote for each full share and a fractional vote for each fractional share outstanding on the books of the Trust in the name of the shareholder or his or her nominee on the Record Date. If you own shares of more than one Fund, you should sign and return a proxy card for each Fund of which you are a shareholder; for example, if you own shares of the Nicholas-Applegate Balanced Growth Fund and shares of the Nicholas-Applegate Worldwide Growth Fund, you should sign and return the enclosed proxy cards for each of those Funds. A DIFFERENT PROXY CARD IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER. YOU SHOULD SIGN AND RETURN EACH OF THE CARDS.

    As of the Record Date the Trust had [           ] total shares outstanding,
and each Fund had the number of outstanding shares indicated in Appendix A. Appendix A also indicates the persons who owned of record more than 5% of the outstanding shares of each Series at the Record Date. The Trust has no information regarding the beneficial owners of such shares. Except as indicated in Appendix A, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund at the Record Date.

    Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE WITH RESPECT TO A PROPOSAL, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE TRUSTEES. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

    Solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of Nicholas-Applegate Capital Management ("NACM" or the "Current Manager"), its affiliates and other representatives of the Trust. The Trust has retained D.F. King & Co., Inc., 77 Water Street, New York, NY to aid in the solicitation of proxies. The costs of retaining D.F. King & Co., Inc. and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will not be borne by any of the Funds, but rather by NACM and Pilgrim America Capital Corporation ("PACC").

    The following chart summarizes the Proposals on which the shareholders of each Fund will be asked to vote:

                                                                                                                     PROPOSAL 5
                                                                              PROPOSAL 3         PROPOSAL 4      (PROPOSED AMENDMENT
                                                                               (PROPOSED          (PROPOSED        TO FUNDAMENTAL
                                       PROPOSAL 1         PROPOSAL 2          MANAGEMENT         SUBADVISORY         INVESTMENT
FUND:                                  (TRUSTEES)        (ACCOUNTANTS)        AGREEMENT)         AGREEMENT)         RESTRICTIONS)
-----------------------------------  ---------------  -------------------  -----------------  -----------------  -------------------
Emerging Markets Bond,
  Global Blue Chip,
  Global Growth and Income,
  Global Technology,
  Greater China,
  Latin America,
  Mini Cap Growth,
  Money Market, Pacific Rim,
  Short-Intermediate
  Fixed Income,
 Strategic Income, Value...........             X                  X                                                          X

Balanced Growth, High Quality Bond,
 High Yield Bond...................             X                  X                   X                                      X

International Core Growth,
  International Small Cap
  Growth, Large Cap
  Growth, Mid-Cap Growth,
  Small Cap Growth,
  Worldwide Growth,
  Convertible,
  Emerging Countries...............             X                  X                   X                  X                   X


                                          PROPOSAL 6
                                       (NEW SERVICE AND
FUND:                                 DISTRIBUTION PLANS)
-----------------------------------  ---------------------
Emerging Markets Bond,
  Global Blue Chip,
  Global Growth and Income,
  Global Technology,
  Greater China,
  Latin America,
  Mini Cap Growth,
  Money Market, Pacific Rim,
  Short-Intermediate
  Fixed Income,
 Strategic Income, Value...........
Balanced Growth, High Quality Bond,
 High Yield Bond...................                X
International Core Growth,
  International Small Cap
  Growth, Large Cap
  Growth, Mid-Cap Growth,
  Small Cap Growth,
  Worldwide Growth,
  Convertible,
  Emerging Countries...............                X

    THE TRUST WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR ANY FUND FOR THAT FUND'S MOST RECENT FISCAL YEAR AND A COPY OF ANY FUND'S SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD. PLEASE DIRECT ANY SUCH REQUESTS BY TELEPHONE TO THE TRUST AT 1-800-551-8045 OR BY WRITING TO THE TRUST AT 600 WEST BROADWAY, SAN DIEGO, CALIFORNIA 92101.

I.  GENERAL OVERVIEW

    On January 28, 1999, NACM, Nicholas-Applegate Securities, PACC, Pilgrim Investments, Inc., ("PII" or the "Proposed Manager") and Pilgrim Securities, Inc. entered into an Asset Purchase Agreement (the "Purchase Agreement") pursuant to which PACC and its affiliates agreed to purchase certain assets of NACM and its affiliates related to the Funds. Under the Purchase Agreement, NACM and its affiliates agreed to cooperate with PACC and its affiliates to obtain the approvals necessary: (1) to cause PII to be appointed as investment adviser to Nicholas-Applegate Small Cap Growth Fund, Nicholas-Applegate Mid-Cap Growth Fund, Nicholas-Applegate High Yield Bond Fund, Nicholas-Applegate Large Cap Growth

Fund, Nicholas-Applegate Emerging Countries Fund, Nicholas-Applegate Worldwide Growth Fund, Nicholas-Applegate International Small Cap Growth Fund, Nicholas-Applegate International Core Growth Fund, Nicholas-Applegate Convertible Fund, Nicholas-Applegate High Quality Bond Fund and Nicholas-Applegate Balanced Growth Fund (the "Continuing Funds"), (2) to cause the Current Manager to be appointed as the sub-adviser to PII for Nicholas-Applegate Small Cap Growth Fund, Nicholas-Applegate Mid-Cap Growth Fund, Nicholas-Applegate Large Cap Growth Fund, Nicholas-Applegate Emerging Countries Fund, Nicholas-Applegate Worldwide Growth Fund, Nicholas-Applegate International Small Cap Growth Fund, Nicholas-Applegate International Core Growth Fund and Nicholas-Applegate Convertible Fund (the "Sub-Advised Funds") and (3) to cause the shareholders of the Funds to elect as trustees certain individuals mutually agreeable to the parties. As consideration for the assets acquired and efforts of NACM described above, PACC has agreed to pay NACM and its affiliates approximately $22.5 million, subject to adjustment if there are changes in the size of net assets in any Continuing Fund prior to the consummation of transactions contemplated by the Purchase Agreement (collectively, the "Transaction"), with additional consideration to be paid in the future when NACM ceases to be the sub-adviser of any Sub-Advised Fund. The Transaction enables NACM to exit the business of distributing retail mutual funds and to concentrate its resources on advising institutional clients and high net-worth investors. The Transaction also enables the Funds to benefit from the distribution capabilities of PII and its affiliates, while allowing NACM to continue to provide investment advice to the Sub-Advised Funds in a subadvisory role. The Transaction also contemplates that institutional shareholders of the Continuing Funds and shareholders of the other Funds would become shareholders of comparable funds in Nicholas-Applegate Institutional Funds ("NAIF") designed primarily for institutional investors and retirement plans. For two of the Continuing Funds (the Nicholas-Applegate Balanced Growth Fund and the Nicholas-Applegate High Quality Bond Fund), PII would become responsible for day-to-day portfolio management, but for all other Continuing Funds NACM would continue, pursuant to new sub-advisory agreements with PII, to be responsible for day-to-day portfolio management. In addition, the Transaction contemplates the transfer to Pilgrim High Yield Fund of all or substantially all of the assets of the Nicholas-Applegate High Yield Bond Fund in exchange solely for voting shares of the common stock of the Pilgrim High Yield Fund (the "Reorganization"). The effectiveness of the Reorganization is conditioned, among other things, on the approval of the shareholders of the Nicholas-Applegate High Yield Bond Fund and its treatment as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization does not occur for any reason, the Nicholas-Applegate High Yield Fund will be treated as a Continuing Fund, as contemplated by this Proxy Statement, and will be managed by PII, provided its shareholders approve the Proposed Management Agreement.

    The consummation of the Transaction is contingent upon the election of the new trustees as contemplated by Proposal No. 1, the approval of the Proposed Management Agreement (as defined below) for the Continuing Funds as contemplated by Proposal No. 3, and the approval of the Proposed Subadvisory Agreement (as defined below) for the Sub-Advised Funds as contemplated by Proposal No. 4. Other conditions precedent to the closing of the Transaction include, among other things, that all regulatory filings, applications and notifications have been duly and properly made or obtained, and the absence of any material adverse changes. If the conditions to the Transaction are not met and the Transaction is therefore not consummated, the existing management agreement will remain in effect, NACM will remain the investment adviser to each of the Funds, and the existing trustees will remain in office, and NACM will consider whether to propose alternative arrangements.

    The Board believes that the Proposals are in the best interests of the shareholders of the Trust and recommends that the shareholders of all the Funds elect the nominees as trustees of the Trust, that the shareholders of the Continuing Funds approve the Proposed Management Agreement, and that the shareholders of the Sub-Advised Funds approve the Proposed Subadvisory Agreement. In addition to the Proposals connected to the Transaction, the Board also recommends that the shareholders of all the Funds (i) ratify the selection of Ernst & Young L.L.P. as the Trust's independent accountants for the fiscal year ending March 31, 1999, as contemplated by Proposal No. 2, (ii) approve the proposed amendments to each Fund's fundamental investment restrictions, as more fully described in Proposal No. 5, and (iii) approve the new service and distribution plans, as contemplated by Proposal No. 6.

II.  PROPOSAL NO. 1: ELECTION OF TRUSTEES

    The Board has nominated six individuals (the "Nominees") for election to the Board and, under this Proposal No. 1, shareholders of the Funds are being asked to elect each of these Nominees. Pertinent information about each Nominee is set forth below. Each Nominee has indicated a willingness to serve if elected. If elected, each Nominee will hold office until his or her successor is elected and qualified. All the current Trustees, except for Walter E. Auch (who is one of the Nominees), will resign their position on the Board upon consummation of the Transaction if the Nominees are elected by the shareholders and the Transaction is consummated. If the Nominees are elected and the Transaction is consummated, the Nominees will constitute the "New Board".

INFORMATION REGARDING NOMINEES

    In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to these types of funds and investments as well as their careers in business, finance, marketing and other areas. Each of the nominees other than Walter E. Auch is a director and/or trustee of each of the Funds managed by PII. Below are the names, ages, business experience during the past five years and other directorships of the Nominees (as furnished to the Trust). An asterisk (*) has been placed next to the name of each Nominee who would constitute an "interested person", as defined in the 1940 Act by virtue of that person's affiliation with any of the Funds or PII. In addition, the table below sets forth the number of shares of any of the Funds owned beneficially by each Nominee and the percentage of the outstanding shares of such Fund that such shares represent.

                                                                                                SHARES OWNED
                                             ADDRESS, PRINCIPAL OCCUPATION AND OTHER          BENEFICIALLY AND
NAME AND AGE                                               INFORMATION                          % OF FUNDS(1)
--------------------------------------  --------------------------------------------------  ---------------------
MARY A. BALDWIN, PH.D (59)              2525 E. Camelback Road, Suite 200, Phoenix,
                                        Arizona 85016. Realtor, Coldwell Banker Success
                                        Realty (formerly, The Prudential Arizona Realty)
                                        for more than the last five years. Ms. Baldwin is
                                        also Vice President, United States Olympic
                                        Committee (November 1996-Present), and formerly
                                        Treasurer, United States Olympic Committee
                                        (November 1992-November 1996). Ms. Baldwin is also
                                        a director and/or trustee of each of the funds
                                        managed by PII.

JOHN P. BURKE (66)                      260 Constitution Plaza, Hartford, Connecticut
                                        06130. Commissioner of Banking, State of
                                        Connecticut (January 1995-Present). Mr. Burke was
                                        formerly President of Bristol Savings Bank (August
                                        1992-January 1995) and President of Security
                                        Savings and Loan (November 1989-August 1992). Mr.
                                        Burke is also a director and/or trustee of each of
                                        the funds managed by PII.

                                                                                                SHARES OWNED
                                             ADDRESS, PRINCIPAL OCCUPATION AND OTHER          BENEFICIALLY AND
NAME AND AGE                                               INFORMATION                          % OF FUNDS(1)
--------------------------------------  --------------------------------------------------  ---------------------
AL BURTON (70)                          2300 Coldwater Canyon, Beverly Hills, California
                                        90210. President of Al Burton Productions for more
                                        than the last five years; formerly Vice President,
                                        First Run Syndication, Castle Rock Entertainment
                                        (July 1992-November 1994). Mr. Burton is also a
                                        director and/or trustee of each of the funds
                                        managed by PII.

JOCK PATTON (52)                        40 North Central Avenue, Phoenix, Arizona 85004.
                                        Private Investor. Director of Artisoft, Inc. Mr.
                                        Patton was formerly President and Co-owner,
                                        StockVal, Inc. (April 1993-June 1997) and a
                                        partner and director of the law firm of Streich,
                                        Lang, P.A. (1972-1993). Mr. Patton is also a
                                        director and/or trustee of each of the funds
                                        managed by PII.

ROBERT W. STALLINGS* (49)               40 North Central Avenue, Suite 1200, Phoenix, AZ
                                        85004. Chairman, Chief Executive Office and
                                        President of Pilgrim Group, Inc. (since December
                                        1994); Chairman, PII (since December 1994);
                                        Director, Pilgrim Securities (since December
                                        1994); Chairman, Chief Executive Officer and
                                        President of Pilgrim Bank and Thrift Fund, Inc.,
                                        Pilgrim Government Securities Income Fund, Inc.,
                                        Pilgrim Advisory Funds, Inc. (formerly, Pilgrim
                                        America Masters Series, Inc.) and Pilgrim
                                        Investment Funds, Inc. (since April 1995).
                                        Chairman and Chief Executive Officer of Pilgrim
                                        Prime Rate Trust (since April 1995). Chairman and
                                        Chief Executive Officer of Pilgrim America Capital
                                        Corporation (formerly, Express America Holdings
                                        Corporation) (since August 1990).

                                                                                                SHARES OWNED
                                             ADDRESS, PRINCIPAL OCCUPATION AND OTHER          BENEFICIALLY AND
NAME AND AGE                                               INFORMATION                          % OF FUNDS(1)
--------------------------------------  --------------------------------------------------  ---------------------
WALTER E. AUCH (76)                     6001 North 62nd Place, Paradise Valley, Arizona.
                                        Director, Geotech Communications, Inc., a mobile
                                        radio communications company (since 1987); Fort
                                        Dearborn Fund (since 1987); Brinson Funds (since
                                        1994), Smith Barney Trak Fund (since 1992),
                                        registered investment companies; Pimco Advisors
                                        L.P., an investment manager (since 1994); and
                                        Banyan Realty Fund (since 1987), Banyan Strategic
                                        Land Fund (since 1987), Banyan Strategic Land Fund
                                        II (since 1988), and Banyan Mortgage Fund (since
                                        1988), real estate investment trusts. Formerly
                                        Chairman and Chief Executive Officer, Chicago
                                        Board Options Exchange (1979 to 1986); Senior
                                        Executive Vice President, Director and Member of
                                        the Executive Committee, PaineWebber, Inc. (until
                                        1979); Trustee, Nicholas-Applegate Institutional
                                        Fund (since 1992); Trustee Nicholas-Applegate
                                        Mutual Funds Formerly, Trustee, Nicholas-Applegate
                                        Investment Trust (until 1998).

------------------------

(1) Except as otherwise indicated, shares beneficially owned by the person constitute less than 1% of the outstanding shares of each Fund.

    For comparable biographical information regarding the current members of the Board and the executive officers of the Trust, see Appendix B of this Proxy Statement.

INFORMATION REGARDING COMPENSATION, MEETINGS AND COMMITTEES OF THE BOARD OF
  TRUSTEES

    Each current Trustee of the Trust who is not an officer or affiliate of the Trust, NACM or Nicholas-Applegate Securities receives an aggregate annual fee of $14,000 for services rendered as a Trustee, and $1,000 for each meeting attended ($2,000 per committee meeting for committee chairmen). Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee. The following table sets forth information concerning fees paid during the Trust's fiscal year ended March 31, 1998 to each current

Trustee during such fiscal year. Trustees whose names are followed by an asterisk (*) are "interested persons", as defined by the 1940 Act.

                                                         PENSION OR RETIREMENT                   TOTAL COMPENSATION
                                            AGGREGATE     BENEFITS ACCRUED AS      ESTIMATED       FROM TRUST AND
                                          COMPENSATION       PART OF TRUST      ANNUAL BENEFITS  TRUST COMPLEX PAID
NAME                                       FROM TRUST          EXPENSES         UPON RETIREMENT      TO TRUSTEE
----------------------------------------  -------------  ---------------------  ---------------  ------------------
Arthur E. Nicholas*.....................    $       0               None                 N/A       $        0

Fred C. Applegate (1)...................    $  23,000               None                 N/A       $   37,000(63+)

Arthur B. Laffer* (3)...................    $  18,000               None                 N/A       $   32,000(63+)

Charles E. Young (1)(2).................    $  19,000               None                 N/A       $   34,000(63+)

Dann V. Angeloff (1)....................    $       0               None                 N/A       $   39,000(18+)

Walter E. Auch (2)......................    $       0               None                 N/A       $   20,000(17+)

Theodore J. Coburn (1)..................    $       0               None                 N/A       $   36,000(18+)

Darlene DeRemer (2).....................    $       0               None                 N/A       $   18,000(17+)

George F. Keane (1).....................    $       0               None                 N/A       $   20,000(17+)

------------------------

+ Indicates total number of funds, including the Funds, in Trust "complex", as defined in the 1940 Act. During the fiscal year ended March 31, 1998, Messrs. Angeloff, Auch, Coburn, and Keane, and Ms. DeRemer were trustees of Nicholas-Applegate Investment Trust (now renamed Nicholas-Applegate Institutional Funds), in which all the assets of the Trust were invested. Under the 1940 Act, trust or fund "complex" means two or more funds that either (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the funds.

(1) Member of the Trust's Audit Committee. The members of the Audit Committee of the Board, none of whom is affiliated with NACM, oversee and review the audit procedures of the Trust and assist the Board in fulfilling its responsibilities relating to Trust accounting and reporting practices. During the fiscal year ended March 31, 1998, the Audit Committee held two meetings.

(2) Member of the Nominating Committee, which is responsible for nominating persons to fill vacancies on the Board. The Nominating Committee did not meet during the fiscal year ended March 31, 1998. The Nominating Committee will consider nominees recommended by shareholders of the Trust.

(3) Mr. Laffer is considered to be an "interested person" of the Trust because A.B. Laffer, V.A. Canto & Associates has received compensation from NACM for consulting services provided from time to time to NACM, and because during the last two fiscal years his son was an employee of NACM.

    As of the Record Date, the Trust believes that the officers, Trustees and Nominees as a group owned less than 1% of the outstanding shares of each Fund.

    During the fiscal year ended March 31, 1998, the Trust had 4 Board meetings. With respect to such fiscal year, each Trustee attended 100% of the aggregate of the meetings of the Board and committees on which he or she served during his or her tenure, with the exception of Charles Young, who attended 75% of such meetings.]

    PII has advised the Trust that if the Nominees are elected, based upon the experience of PII with respect to the funds that it advises (the "Pilgrim Funds"), the fees for the trustees of the New Board are anticipated to be similar to those adopted by other funds within the Pilgrim Funds, i.e., each trustee that is not an "interested person" of the Trust, any manager or any sub-adviser, as defined by the 1940 Act (the "Independent Trustees"), would be paid by the Trust (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out-of-pocket expenses. During the fiscal year ended June 30, 1998, the Pilgrim Funds paid an aggregate of $143,400 to its trustees. The pro rata share paid by each of the Continuing Funds would likely be based on each Continuing Fund's average net assets as a percentage of the average net assets of all the funds managed by the investment manager for which the Nominees serve in common as directors/trustees. Trustees that are "interested persons" under the 1940 Act (the "Interested Trustees") would continue to receive no trustees' fees from the Trust. Trustees would continue to be reimbursed for any expenses incurred in attending meetings of the Trust and for other incidental expenses. The Trust's Board fees are subject to the approval of the New Board upon its election; shareholders are not being asked to vote on these fees. Thereafter, Board fees may be reviewed periodically and changed by the Board.

    The following table has been provided to the Trust by PII and sets forth information regarding the compensation paid to the Nominees for the fiscal year ended June 30, 1998 for service on the boards of the funds within the Pilgrim Funds complex (Walter Auch did not serve on the board of any Pilgrim Funds). The Nominees except for Walter Auch have no affiliation with the Trust or NACM or its affiliates, have not served on the board of any of the Funds and have received no compensation from any of the Funds. Nominees whose names are followed by an asterisk (*) will be "interested persons" (as defined by the 1940
Act) of the Trust if elected.

                                                               PENSION OR         ESTIMATED
                                                          RETIREMENT BENEFITS      ANNUAL      TOTAL COMPENSATION
                                                           ACCRUED AS PART OF   BENEFITS UPON  FROM PILGRIM FUNDS
NAME                                                         TRUST EXPENSES      RETIREMENT     PAID TO TRUSTEE
--------------------------------------------------------  --------------------  -------------  ------------------
Mary A. Baldwin (1).....................................          None               N/A           $   28,600

John P. Burke (1).......................................          None               N/A           $   28,700

Al Burton (1)...........................................          None               N/A           $   28,700

Jock Patton (1).........................................          None               N/A           $   28,700

Robert W. Stallings (2)*................................          None               N/A           $        0

------------------------

(1) Member of audit committee. The members of the audit committee oversee and review the audit procedures of the Pilgrim Funds and assist the board of Pilgrim Funds in fulfilling its responsibilities relating to accounting and reporting practices. During the fiscal year ended June 30, 1998 the audit committee held 4 meetings.

(2) Mr. Stallings will be considered an "interested person" of the Trust because he is the President of PACC, the parent company of the adviser to each of the Pilgrim Funds.

    If this Proposal is not approved, the current Trustees may consider other possible courses of action. The effectiveness of this Proposal No. 1 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, the current Trustees will remain in office even if the Nominees are elected by the shareholders.

VOTE REQUIRED

    For the election of each Trustee, the affirmative vote of a majority of the Trust's shares, in person or by proxy, is necessary.

    THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL OF THE NOMINEES UNDER PROPOSAL NO. 1.

III.  PROPOSAL NO. 2:  SELECTION OF INDEPENDENT ACCOUNTANTS

    Shareholders of the Trust are asked to ratify the Board's selection of independent public accountants for the Trust who audit the Trust's financial statements for each fiscal year.

    Since 1996, Ernst & Young L.L.P. has served as the independent public accountants for the Trust. The Board has selected Ernst & Young L.L.P. to continue to serve in that capacity for the fiscal year ending March 31, 1999, subject to ratification by shareholders of the Trust at the Meeting.

    Representatives of the accountants are not expected to be present at the Meeting, but will be available to answer any questions or make any statements should any matter arise requiring their presence.

    The persons named in the accompanying proxy will vote FOR ratification of the selection of Ernst & Young L.L.P. unless contrary instructions are given.

    If for any reason this Proposal No. 2 is not approved, the Board of Trustees of the Trust will take such action as it deems appropriate, which may include retention of another accounting firm or re-proposal of Ernst & Young L.L.P. to the shareholders of the Trust.

VOTE REQUIRED

    The affirmative vote of a majority of the shares of the Trust present in person or by proxy at the Meeting is required to ratify the selection of Ernst & Young L.L.P. as independent accountants for the Trust.

    THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 2.

IV.  PROPOSAL NO. 3:  APPROVAL OR DISAPPROVAL OF THE PROPOSED MANAGEMENT
     AGREEMENT

    The Board is proposing to replace NACM (also referred to herein as the "Current Manager"), 600 West Broadway, 29th Floor, San Diego, California 92101, with PII (also referred to herein as the "Proposed Manager"), 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004-4424, as manager (the "Manager") of the Continuing Funds. PII is an indirect subsidiary of PACC and serves as investment adviser to each of the funds within the Pilgrim Funds complex.

    On February 19, 1999, the Board, including a majority of the Independent Trustees, voted to approve a new management agreement between the Trust, on behalf of the Continuing Funds, and PII (the "Proposed Management Agreement") subject to the approval of the shareholders of the Continuing Funds sought herein. On the same date, the Board voted to terminate the investment advisory agreement dated September 7, 1997, as amended from time to time, between NACM and the Trust on behalf of each of the Funds (the "Current Management Agreement"), effective upon the effective date of both the Proposed Management Agreement and the Proposed Subadvisory Agreement (as defined below). In approving the Proposed Management Agreement, the Board considered a number of factors, including the performance of the funds to which PII serves as investment adviser, the quality of PII's personnel, the depth and experience of management, the fact that the management fees imposed by the Proposed Management Agreement are identical to those imposed by the Current Management Agreement, and, in the case of the Sub-Advised Funds, the fact that NACM will, assuming shareholder approval of Proposal No. 4, continue to serve in an investment advisory capacity pursuant to the Proposed Subadvisory Agreement.

DESCRIPTION OF THE PROPOSED MANAGEMENT AGREEMENT

    The Proposed Management Agreement provides that, subject to the general supervision of the Trustees, PII shall provide a continuous investment program for the Continuing Funds and determine the composition of the assets of the Continuing Funds, including the determination of the purchase, retention or sale of securities, cash and other investments for the Continuing Funds. During the term of the Proposed Management Agreement, the Proposed Manager will pay all expenses incurred by it in connection with its activities under the Proposed Management Agreement, including fees payable to sub-advisers, salaries and expenses of the trustees of the Continuing Funds who are employees of the Proposed Manager or its affiliates, and office rent of the Continuing Funds; but each Continuing Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, fees of auditors, transfer agents and dividend disbursement agents and custodians and shareholder servicing agents. The Proposed Management Agreement also provides that the Continuing Funds are responsible for the salary of employees of the Proposed Manager engaged in the registering and qualifying of shares of the Continuing Fund under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged; however, the Proposed Manager has agreed not to charge the Continuing Funds such salaries until two years after the Proposed Management Agreement has been in effect. The Agreement requires PII to provide such services in accordance with the Continuing Funds' investment objectives, investment policies and investment restrictions as stated in the Trust's registration statement filed with the Securities and Exchange Commission (the "SEC"), as supplemented and amended from time to time. The investment advisory service of PII to the Continuing Funds will not be exclusive under the terms of the Proposed Management Agreement and PII will be free to, and will, render investment advisory service to others.

    The Proposed Management Agreement provides that it will, unless sooner terminated as described below, continue in effect for a period of two years from its effective date and shall continue from year to year thereafter with respect to each Continuing Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust, or
(ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act), and provided it is also approved by the vote of a majority of the Independent Trustees of the Trust. The Trustees have requested, and PII has agreed, to present the Proposed Management Agreement for Board review after a one year period. The Proposed Management Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act) and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

    The Proposed Management Agreement may be terminated at any time, without the payment of any penalty, by the Trust by vote of a majority of the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Trust, or with respect to any Continuing Fund, by vote of a majority of the outstanding securities of such Fund, upon 60 days' written notice to the Proposed Manager. The Proposed Management Agreement may be terminated by the Proposed Manager upon 60 days' written notice to the Trust.

    The Proposed Management Agreement provides that the Proposed Manager may rely on information reasonably believed by it to be accurate and reliable. In addition, except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Proposed Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Continuing Funds will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the Proposed Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Proposed Manager's duties, or by reason of reckless disregard of the Proposed Manager's obligations and duties under the Proposed Management Agreement. In addition, the Proposed Management Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Proposed Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Continuing Funds will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a portfolio manager or any of the portfolio manager's stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a subadvisory agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Proposed Manager's duties under the Proposed Management Agreement, or by reason of reckless disregard of the Proposed Manager's obligations and duties under the Proposed Management Agreement.

    Under the Proposed Management Agreement, a monthly advisory fee based on the average daily net assets of each Continuing Fund is payable by such Continuing Fund to the Proposed Manager as compensation for all services rendered, facilities furnished and expenses borne by the Proposed Manager, at the rates set forth on the table below. These fees are identical to the fees currently payable under the Current Management Agreement.

FUND: NICHOLAS-APPLEGATE                                              MANAGEMENT FEE RATE
---------------------------------------------  ------------------------------------------------------------------
Balanced Growth Fund.........................  0.75% of the first $500 million of the Fund's average net assets,
                                               0.675% of the next $500 million of average net assets, and 0.65%
                                               of the average net assets in excess of $1 billion

Convertible Fund.............................  0.75% of the first $500 million of the Fund's average net assets,
                                               0.675% of the next $500 million of average net assets, and 0.65%
                                               of the average net assets in excess of $1 billion

Emerging Countries Fund......................  1.25% of the Fund's average net assets

High Quality Bond Fund.......................  0.45% of the first $500 million of the Fund's average net assets,
                                               0.40% of the next $250 million of average net assets, and 0.35% of the average net assets in excess of $750 million

International Core Growth Fund...............  1.00% of the first $500 million of the Fund's average net assets,
                                               0.90% of the next $500 million of average net assets, and 0.85% of the average net assets in excess of $1 billion

International Small Cap Growth Fund..........  1.00% of the first $500 million of the Fund's average net assets,
                                               0.90% of the next $500 million of average net assets, and 0.85% of the average net assets in excess of $1 billion

Large Cap Growth Fund........................  0.75% of the first $500 million of the Fund's average net assets,
                                               0.675% of the next $500 million of average net assets, and 0.65%
                                               of the average net assets in excess of $1 billion

Mid-Cap Growth Fund..........................  0.75% of the first $500 million of the Fund's average net assets,
                                               0.675% of the next $500 million of average net assets, and 0.65%
                                               of the average net assets in excess of $1 billion

Small Cap Growth Fund........................  1.00% of the Fund's average net assets

Worldwide Growth Fund........................  1.00% of the first $500 million of the Fund's average net assets,
                                               0.90% of the next $500 million of average net assets, and 0.85% of the average net assets in excess of $1 billion

    If the Transaction is consummated, NACM, PII and the Trust will enter into an expense limitation agreement, pursuant to which PII will defer its fees, and absorb other expenses of each Continuing Fund (including administrative fees and distribution expenses for the Fund, but excluding interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, organizational expenses and other capitalized expenditures and extraordinary expenses), subject to possible reimbursement during a three-year period, to ensure that the operating expenses for each Continuing Fund do not exceed the amounts specified in the prospectus of each Continuing Fund. The amount of expenses subject to such reimbursement will not include excess amounts previously waived by NACM under the Current Management Agreement which on December 31, 1998 totaled as follows: (No such fees were paid by Class I shares of each Continuing Fund.

                                                                                     FEES
                                                                                  PREVIOUSLY
CONTINUING FUND                                                                     WAIVED
------------------------------------------------------------------------------  --------------
Convertible Fund..............................................................   $  1,107,389
High Quality Bond Fund........................................................      1,766,246
Balanced Growth Fund..........................................................      1,330,557
Emerging Countries Fund.......................................................      1,577,476
Worldwide Growth Fund.........................................................      1,299,234
Small Cap Growth Fund.........................................................      1,230,211
Mid Cap Growth Fund...........................................................      1,043,996
Large Cap Growth Fund.........................................................        215,018
International Small Cap Growth Fund...........................................      1,212,590
International Core Growth Fund................................................        268,562

    The Proposed Management Agreement is substantially similar to the Current Management Agreement, including identical management fees, but differs in certain respects. Specifically as described previously, the provisions in the Proposed Management Agreement relating to limitations on liability and indemnification extend to the Proposed Manager and its stockholders, officers, directors, employees and agents. However, the analogous provisions in the Current Management Agreement refer only to the Current Manager and do not explicitly extend to its partners, officers, directors, employees and agents.

OTHER CHANGES IN CONNECTION WITH CHANGE IN MANAGER

    If the Proposed Management Agreement is approved, The Proposed Manager intends, at or about the time that it becomes Manager, to ask the Trustees to approve a change in the investment policies of the High Quality Bond Fund to provide that under normal conditions, at least 60% of the Fund's assets will be invested in investment grade debt securities. In addition, the Manager will request that the Fund be permitted to invest 40% of its assets, measured at the time of investment, in high-yield debt securities (also known as "junk bonds"), and that the Fund be permitted to invest up to 10% of its assets in other investment companies, including (up to 5%) in Pilgrim Prime Rate Trust. Currently the Fund invests at least 65% of its assets in investment grade securities and may invest up to 20% of its assets in high-yield debt securities and up to 10% of its assets in other investment companies. In connection with that change in policies, it is expected that the Manager will seek a change in the name of the Fund to the "Pilgrim Strategic Income Fund." Securities are considered investment grade if they are rated Baa or higher by Moody's Investors Service, Inc. or BBB by Standard & Poor's (or, if unrated, of equivalent quality). Bonds rated BBB or Baa, which are considered medium-grade, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. High yield securities are securities rated below investment grade. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and are predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments.

    The Proposed Manager also intends, if the Proposed Management Agreement is approved, to make certain changes to the sales load structure for Class A shares of the Continuing Funds. Specifically, the changes to the front-end sales load on purchases of Class A shares would be as follows:

                                         FRONT-END LOAD BEFORE      FRONT-END LOAD AFTER
                                          PROPOSED MANAGEMENT       PROPOSED MANAGEMENT
                    PURCHASE AMOUNT      AGREEMENT TAKES EFFECT    AGREEMENT TAKES EFFECT
                  --------------------  ------------------------  ------------------------
Equity Funds      Less than $50,000                5.25%                     5.75%
                  $50,000-$99,999                  4.50%                     4.50%
                  $100,000-$249,000                3.50%                     3.50%
                  $250,000-$499,000                 2.5%                      2.5%
                  $500,000-$999,999                 2.0%                      2.0%
                  Over $1,000,000                 None                      None

                                         FRONT-END LOAD BEFORE      FRONT-END LOAD AFTER
                                          PROPOSED MANAGEMENT       PROPOSED MANAGEMENT
                    PURCHASE AMOUNT      AGREEMENT TAKES EFFECT    AGREEMENT TAKES EFFECT
                  --------------------  ------------------------  ------------------------
Income Funds      Less than $50,000                4.75%                     4.75%
                  $50,000-$99,999                  4.00%                     4.50%
                  $100,000-$249,000                3.50%                     3.50%
                  $250,000-$499,000                2.50%                     2.50%
                  $500,000-$999,999                 2.0%                      2.0%
                  Over $1,000,000                 None                      None

    In addition, the Proposed Manager expects to propose that the contingent deferred sales charge on purchases of Class A shares in excess of $1,000,000 be changed as follows:

                                                                                 TIME PERIOD DURING
                                                                 CDSC            WHICH CDSC APPLIES
                                                        ----------------------  --------------------
                                                          BEFORE       AFTER     BEFORE      AFTER
                                                        -----------  ---------  ---------  ---------
Class A Purchase of:
  $1,000,000 to $2,499,999............................        1.00%       1.00%  1 Year     2 Years
  $2,500,000 to $4,999,999............................        1.00%       0.50%  1 Year     1 Year
  $5,000,000 and over.................................        1.00%       0.25%  1 Year     1 Year

    The changes in the sales load structure would only relate to shares purchased after the proposed changes take effect, and would not affect the sales load on shares of the Continuing Funds that are held by shareholders before the proposed changes take effect. The Proposed Manager has not advised the Board of any proposed changes to the sales load structure on Class B, Class C or Class Q shares of the Continuing Funds.

    At the February 19, 1999 meeting, the Board of Trustees also approved an agreement between Nicholas-Applegate Securities and Pilgrim Securities, Inc. ("PSI"), pursuant to which PSI was appointed as the exclusive agent for the distribution and sale of Class A, Class B, Class C and Class Q shares of the Continuing Funds. In approving this agreement, the Board considered, among other things, the success that PSI has had in distributing mutual funds.

    Finally, upon consummation of the Transactions, each of the Continuing Funds would become a part of the Pilgrim family of funds, and would have the ability to exchange each class of shares of the Continuing Funds into the same class of any other Continuing Fund or of any current Pilgrim Fund that offers that same class of shares. The name of the Trust will be changed from Nicholas-Applegate Mutual Funds to Pilgrim Mutual Funds and the names of the Continuing Funds will be similarly changed.

INFORMATION ABOUT PII (AS FURNISHED TO THE TRUST BY PII)

    The Proposed Manager is organized as a Delaware corporation and is registered as an investment advisor under the Investment Advisors Act of 1940. It is an indirect subsidiary of PACC, a Delaware corporation. PII serves as manager to all of the funds in the Pilgrim Funds complex.

    As of February 12, 1999, PII managed 7 open-end funds and 1 closed-end fund with combined assets of approximately $3.5 billion. The following table sets forth certain information concerning the investment companies that have investment objectives similar to those of the Continuing Funds for which PII serves as investment adviser or sub-adviser:

                                                                                            APPROXIMATE NET ASSETS
                                                   ANNUAL MANAGEMENT FEE RATE                (IN MILLIONS) AS OF
NAME OF FUND                              (AS PERCENTAGE OF AVERAGE DAILY NET ASSETS)         FEBRUARY 12, 1999
------------------------------------  ----------------------------------------------------  ----------------------
Pilgrim MagnaCap Fund                 1.00% on the first $30 million of average net
                                      assets, 0.75% on average net assets from $30 million
                                      to $250 million, 0.625% on average net assets from
                                      $250 million to $500 million, and 0.50% on average
                                      net assets over $500 million.                              $      458.2

Pilgrim High Yield Fund               0.60% of average net assets.                                      410.0

Pilgrim Government Securities Income
  Fund                                0.50% of the first $500 million of average net
                                      assets, 0.45% of the next $500 million of average
                                      net assets, and 0.40% on average net assets in
                                      excess of $1 billion.                                              43.1

Pilgrim Asia-Pacific Equity Fund      1.25% on average net assets.                                       24.5

Pilgrim MidCap Value Fund             1.00% on average net assets.                                       64.7

Pilgrim LargeCap Leaders Fund         1.00% on average net assets.                                       31.0

Pilgrim Bank and Thrift Fund          1.00% on the first $30 million of average net
                                      assets, 0.75% on the next $95 million of average net
                                      assets, and 0.70% on assets in excess of $1 billion.              787.9

Pilgrim Prime Rate Trust              0.8% of average net assets.                                     1,728.1
                                                                                                   ----------
                                                                                                 $    3,547.5
                                                                                                   ----------
                                                                                                   ----------

    PII currently maintains its principal place of business at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004-4408. Certain information regarding the principal executive officers of PII is set forth below. Except as otherwise indicated, the address of each person is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004-4408.

NAME AND ADDRESS                           POSITION                           PRINCIPAL OCCUPATION
-------------------------------  -----------------------------  -------------------------------------------------
Robert W. Stallings, (49)        Chairman                       Chairman, Chief Executive Officer and President
                                                                  of Pilgrim Group, Inc. (since December 1994);
                                                                  Chairman, Pilgrim Investments, Inc. (since
                                                                  December 1994); Director, Pilgrim Securities
                                                                  (since December 1994); Chairman, Chief
                                                                  Executive Officer and President of Pilgrim Bank
                                                                  and Thrift Fund, Inc., Pilgrim Government
                                                                  Securities Income Fund, Inc., Pilgrim Advisory
                                                                  Funds, Inc. (formerly, Pilgrim America Masters
                                                                  Series, Inc.) and Pilgrim Investment Funds,
                                                                  Inc. (since April 1995). Chairman and Chief
                                                                  Executive Officer of Pilgrim Prime Rate Trust
                                                                  (since April 1995). Chairman and Chief
                                                                  Executive Officer of Pilgrim America Capital
                                                                  Corporation (formerly, Express America Holdings
                                                                  Corporation) ("Pilgrim Capital") (since August
                                                                  1990).

James R. Reis, (41)              Vice Chairman and Executive    Director, Vice Chairman (since December 1994) and
                                   Vice President                 Executive Vice President (since April 1995),
                                                                  Pilgrim Group, Inc. and Pilgrim Investments;
                                                                  Director (since December 1994), Vice Chairman
                                                                  (since November 1995) and Assistant Secretary
                                                                  (since January 1995) of Pilgrim Securities,
                                                                  Inc.; Executive Vice President and Assistant
                                                                  Secretary of each of the funds in the Pilgrim
                                                                  Group of Funds; Chief Financial Officer (since
                                                                  December 1993), Vice Chairman and Assistant
                                                                  Secretary (since April 1993) and former
                                                                  President (May 1991 - December 1993), Pilgrim
                                                                  Capital (formerly, Express America Holdings
                                                                  Corporation).

NAME AND ADDRESS                           POSITION                           PRINCIPAL OCCUPATION
-------------------------------  -----------------------------  -------------------------------------------------
Stanley D. Vyner, (48)           President and Chief Executive  Executive Vice President (since August 1996),
                                   Officer                        Pilgrim Group, Inc.; President and Chief
                                                                  Executive Officer (since August 1996), Pilgrim
                                                                  Investments; Executive Vice President (since
                                                                  July 1996) of most of the funds in the Pilgrim
                                                                  Group of Funds. Formerly Chief Executive
                                                                  Officer (November 1993 - December 1995) HSBC
                                                                  Asset Management Americas, Inc., and Chief
                                                                  Executive Officer, and Actuary (May 1986 -
                                                                  October 1993) HSBC Life Assurance Co.

James M. Hennessy, (49)          Executive Vice President and   Executive Vice President (since April 1998) and
                                   Secretary                      Secretary (since April 1995), Pilgrim Capital
                                                                  (formerly, Express America Holdings
                                                                  Corporation), Pilgrim Group, Inc., Pilgrim
                                                                  Investments, Inc., and Pilgrim Securities,
                                                                  Inc.; Executive Vice President and Secretary of
                                                                  each of the funds in the Pilgrim Group of
                                                                  Funds. Presently serves or has served as an
                                                                  officer or director of other affiliates of
                                                                  Pilgrim Capital. Formerly, Senior Vice
                                                                  President, Pilgrim Capital, Pilgrim Group,
                                                                  Inc., Pilgrim Investments and Pilgrim
                                                                  Securities (April 1995 - April 1998); Senior
                                                                  Vice President, Express America Mortgage
                                                                  Corporation (June 1992 - August 1994) and
                                                                  President, Beverly Hills Securities Corp.
                                                                  (January 1990 - June 1992).

Michael J. Roland, (40)          Senior Vice President,         Senior Vice President and Chief Financial
                                   Treasurer and Chief            Officer, Pilgrim Group, Inc., Pilgrim
                                   Financial Officer              Investments, Inc., and Pilgrim Securities, Inc.
                                                                  (since June 1998). He served in the same
                                                                  capacity from January 1995 - April 1997.
                                                                  Formerly, Chief Financial Officer of Endeavor
                                                                  Group (April 1997 to June 1998).

    The effectiveness of this Proposal No. 3 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, the Current Management Agreement would remain in effect and NACM may continue to serve as Manager, even if the Proposed Management Agreement is approved by the shareholders, although the Board may consider other alternatives. This Proposal No. 3 with respect to the Nicholas-Applegate High Yield Bond Fund will become effective only if the Reorganization does not occur for any reason, including failure to obtain the approval of the shareholders of Nicholas-Applegate High Yield Bond Fund or the failure to obtain an opinion of counsel regarding the tax-free treatment of the Reorganization under section 368 of the Code.

VOTE REQUIRED

    Shareholders of all classes of each Continuing Fund will vote on the approval or disapproval of the Proposed Management Agreement only with respect to that Continuing Fund. The approval or disapproval of the Proposed Management Agreement by the shareholders of a Continuing Fund with respect to that Continuing Fund will have no effect on the effectiveness of the Proposed Management Agreement with respect to any other Continuing Fund. Adoption of this Proposal No. 3 for each Continuing Fund will require the approval of a "vote of a majority of the outstanding voting securities" of the Continuing Fund, as defined in the 1940 Act. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of each Continuing Fund is defined as the lesser of (i) 67% of the Continuing Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Continuing Fund's outstanding shares.

    THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

V.  PROPOSAL NO. 4:  APPROVAL OR DISAPPROVAL OF SUBADVISORY AGREEMENT

    In connection with the replacement of NACM as Manager, the Board recommends that NACM be appointed as sub-adviser for each of the Sub-Advised Funds, and seeks herein the approval of the shareholders of the Sub-Advised Funds for the subadvisory agreement between PII and NACM (the "Proposed Subadvisory Agreement"). Currently the Sub-Advised Funds are receiving investment advisory services directly from NACM. This arrangement will continue pursuant to the terms of the Proposed Subadvisory Agreement.

    On February 19, 1999 the Board, including a majority of the Independent Trustees, voted to approve a new subadvisory agreement between PII and NACM (the "Proposed Subadvisory Agreement"), subject to the approval of the shareholders of the Subadvised Funds. In approving the Proposed Subadvisory Agreement, the Board considered a number of factors, including the performance of NACM as the current investment adviser to the Funds, continuity in the management of the Subadvised Funds' investments, the quality of NACM's personnel, and the depth and experience of NACM's management.

DESCRIPTION OF PROPOSED SUBADVISORY AGREEMENT

    The Proposed Subadvisory Agreement provides that, subject to the general supervision of the Trustees and PII, NACM shall provide a continuous investment program for each of the Sub-Advised Funds and determine the composition of the assets of the Sub-Advised Funds, including the determination of the purchase, retention or sale of securities, cash and other investments for the Sub-Advised Funds. During the term of the Proposed Subadvisory Agreement, NACM will pay all expenses incurred by it and its staff and for their activities in connection with its duties under the Proposed Subadvisory Agreement; PII or the Sub-Advised Funds will be responsible for all expenses of the Sub-Advised Funds' operations. Under the Proposed Subadvisory Agreement, NACM is required to provide such services in accordance with each Sub-Advised Fund's investment objectives, investment policies and investment restrictions as stated in the Trust's registration statement filed with the SEC, as supplemented and amended from time to time. The investment advisory service of NACM to the Sub-Advised Funds will not be exclusive under the terms of the Proposed Subadvisory Agreement and NACM will be free to, and will, render investment advisory service to others.

    The Proposed Subadvisory Agreement provides that it will, unless sooner terminated as described below, continue in effect for a period of two years from its effective date and shall continue from year to year thereafter with respect to each Sub-Advised Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust, or
(ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act), and provided it is also approved by the vote of a majority of the Independent Trustees of the Trust. The Trustees have requested, and PII and NACM have agreed, to present the Proposed Subadvisory Agreement for Board review after a one year period. The Proposed Subadvisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act) and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

    The Proposed Subadvisory Agreement may be terminated with respect to any Sub-Advised Fund: (i) by the Proposed Manager at any time, upon sixty (60) days' written notice to NACM and the Sub-Advised Fund, (ii) at any time without payment of any penalty by the Sub-Advised Fund, by the Board of Trustees or a majority of the outstanding voting securities of the Sub-Advised Fund, upon sixty (60) days' written notice to the Proposed Manager and NACM, or (iii) by NACM upon three (3) months' written notice, unless the Sub-Advised Funds or the Proposed Manager requests additional time to find a replacement, in which case NACM shall allow the additional time requested, but not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that NACM may terminate the Proposed Subadvisory Agreement at any time without penalty, effective upon written notice to the Proposed Manager and the Sub-Advised Fund, in the event either NACM (acting in good faith) or the Proposed Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investing management services pursuant to its respective contract with the Sub-Advised Fund, or in the event the Proposed Manager becomes bankrupt or otherwise incapable of carrying out of its obligations under the Proposed Subadvisory Agreement, or in the event that NACM does not receive compensation for its services from the Proposed Manager or the Sub-Advised Fund as required by the terms of the Proposed Subadvisory Agreement.

    The Proposed Subadvisory Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, NACM, any affiliated person of NACM, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") controls NACM (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any of the Trust's Funds that is not covered by such Agreement, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of NACM's duties, or by reason of reckless disregard of NACM's obligations and duties under the Agreement. In addition, the Proposed Subadvisory Agreement provides that PII will indemnify and hold harmless NACM, any affiliated person of NACM, and each person, if any, who within the meaning of Section 15 of the 1933 Act controls ("controlling person") NACM (all of such persons being referred to as "NACM Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a NACM Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, at common law or otherwise, arising out of PII's responsibilities to the Trust which (1) may be based upon PII's willful misfeasance, bad faith, or negligence in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of PII's reckless disregard of its obligations and duties under such Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus covering shares of the Trust or any Sub-Advised Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to PII or the Trust or to any affiliated person of PII by a NACM Indemnified Person. The Agreement, provides, however, that in no case shall the indemnity in favor of a NACM Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Proposed Subadvisory Agreement.

    The Proposed Subadvisory Agreement also provides that NACM will indemnify and hold harmless PII, any affiliated person of PII, and any controlling person of PII (all of such persons being referred to as "PII Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a PII Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, at common law or otherwise, arising out of NACM's responsibilities as portfolio manager of a Sub-Advised Fund which (1) may be based upon NACM's willful misfeasance, bad faith, or negligence in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of NACM's reckless disregard of its obligations and duties under the Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus covering the shares of the Trust or any Sub-Advised Fund, or any amendment or supplemental thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to NACM and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to PII, the Trust, or any affiliated person of PII or the Trust by NACM or any affiliated person of NACM. The Agreement provides, however, that in no case shall the indemnity in favor of a PII Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Proposed Subadvisory Agreement.

    Under the Proposed Subadvisory Agreement, a monthly sub-advisory fee based on the average daily net assets of each Sub-Advised Fund is payable to NACM by PII and not by the Funds as compensation for all services rendered, facilities furnished and expenses borne by NACM, at the rates set forth on the table below.

FUND:                                 SUB-ADVISORY FEE RATE
------------------------------------  ---------------------------------------------------------------------------

Convertible Fund                      0.375% of the first $500 million of the Fund's average net assets, 0.3375%
                                      of the next $500 million of average net assets, and 0.325% of the average net assets in excess of $1 billion

Emerging Countries Fund               0.625% of the Fund's average net assets

International Core Growth Fund        0.50% of the first $500 million of the Fund's average net assets, 0.45% of the next $500 million of average net assets, and 0.425% of the average net assets in excess of $1 billion

International Small Cap Growth Fund   0.50% of the first $500 million of the Fund's average net assets, 0.45% of the next $500 million of average net assets, and 0.425% of the average net assets in excess of $1 billion

Large Cap Growth Fund                 0.375% of the first $500 million of the Fund's average net assets, 0.3375%
                                      of the next $500 million of average net assets, and 0.325% of the average net assets in excess of $1 billion

Mid-Cap Growth Fund                   0.375% of the first $500 million of the Fund's average net assets, 0.3375%
                                      of the next $500 million of average net assets, and 0.325% of the average net assets in excess of $1 billion

Small Cap Growth Fund                 0.50% of the Fund's average net assets

Worldwide Growth Fund                 0.50% of the first $500 million of the Fund's average net assets, 0.45% of the next $500 million of average net assets, and 0.425% of the average net assets in excess of $1 billion

    The Purchase Agreement contains an undertaking by PACC that it will use its reasonable best efforts to cause the sub-advisory fee payable to NACM in respect of each Sub-Advisory Fund to equal 50% of

PACC's (or PII's) then effective annual advisory fee for each such Fund (after fee waivers and expense limitations are accounted for). Under the Proposed Subadvisory Agreement, PII is solely responsible for payment of these fees to NACM, but if any Sub-Advised Fund fails to pay PII all or a portion of the management fee under the Proposed Management Agreement when due, and the amount that was paid is insufficient to cover NACM's fee under the Proposed Subadvisory Agreement for the period in question, then NACM may enforce against that Sub-Advised Fund any rights it may have as a third-party beneficiary under the Proposed Management Agreement and PII will take all steps appropriate under the circumstances to collect the amount due from the Sub-Advised Fund.

    If the Transaction is consummated, NACM, PII and the Trust will enter into an expense limitation agreement pursuant to which PII and NACM will defer their respective advisory and subadvisory fees, and absorb other expenses of each Sub-Advised Fund (including administrative fees and distribution expenses for the Fund, but excluding interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, organizational expenses and other capitalized expenditures and extraordinary expenses), subject to possible reimbursement during a three-year period, to ensure that the operating expenses for each Sub-Advised Fund do not exceed the amounts specified in the prospectus of each Sub-Advised Fund.

INFORMATION ABOUT NACM

    NACM is a California limited partnership organized in August 1984 and registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Current Manager's sole general partner, Nicholas-Applegate Capital Management Holdings, L.P., 600 West Broadway, San Diego, California 92101, a California limited partnership, has as its general partner Nicholas-Applegate Capital Management Holdings, Inc., 600 West Broadway, San Diego, California 92101, a California corporation owned by Arthur E. Nicholas.

    The effectiveness of this Proposal No. 4 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, NACM may remain as Manager of the Sub-Advised Funds pursuant to the Current Management Agreement even if the Proposed Subadvisory Agreement is approved by the shareholders, but the Board may also consider other alternatives.

VOTE REQUIRED

    Shareholders of all classes of each Sub-Advised Fund will vote on the approval or disapproval of the Proposed Subadvisory Agreement only with respect to that Sub-Advised Fund. The approval or disapproval of the Proposed Subadvisory Agreements by shareholders of a Sub-Advised Fund with respect to that Sub-Advised Fund will have no effect on the effectiveness of the Proposed Sub-Advisory Agreement with respect to any other Sub-Advised Fund. Adoption of this Proposal No. 4 for each Sub-Advised Fund will require the approval of a "vote of a majority of the outstanding voting securities" of the Sub-Advised Fund, as defined in the 1940 Act. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of each Sub-Advised Fund is defined as the lesser of (i) 67% of the Sub-Advised Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Sub-Advised Fund's outstanding shares.

    THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 4.

VI. PROPOSAL NO. 5: APPROVAL OR DISAPPROVAL OF PROPOSED AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each of the Funds is currently subject to the following fundamental investment restriction: a Fund may not "invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid." Such securities are referred to herein as "restricted securities." It is proposed that this fundamental investment restriction be amended (the "Proposed Amendment") to clarify that investments by a Fund in restricted securities that are nonetheless liquid, such as those that are eligible for resale in accordance with the provisions of Rule 144A promulgated under the 1933 Act ("Rule 144A securities"), will not be subject to this 15% restriction if they are determined to be liquid.

    This policy then would state as follows:

    a Fund may not "invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid".

    Recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, such as Rule 144A securities, making restricted securities, in many instances, more liquid than they once were considered to be. In recognition of the increased size and liquidity of institutional markets for unregistered securities, the SEC adopted Rule 144A, which is designed to facilitate efficient trading of certain unregistered securities among institutional investors. A significant market in Rule 144A securities has developed. In light of these developments, each Fund's existing fundamental investment restriction with respect to restricted securities could be overly broad and constraining.

    The fact that a security is restricted may not necessarily adversely affect either the liquidity of such security or the ability of the Fund to determine its value. In adopting Rule 144A, the SEC specifically stated that restricted securities eligible for resale under Rule 144A may be treated as liquid by an investment company if its directors or trustees determine that the securities are, in fact, liquid. If the Proposed Amendment is approved by the shareholders of the Funds, the trustees of the Trust expect to delegate to the Manager or any sub-adviser the function of determining and monitoring the liquidity of Rule 144A securities. In accordance with current regulations, the trustees of each Fund, however, will retain general oversight over such determination.

    Investing in Rule 144A securities could have the effect of increasing the level of illiquidity of the portfolio securities of a Fund if and to the extent that the institutional markets become less active. While such conditions are in effect, it could be more difficult to value the shares of a Fund and it could also be more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell illiquid securities on short notice, it may generally be unable to obtain the value at which the securities are carried on the Fund's books. If approved by the shareholders of the Funds, the Proposed Amendment would broaden the scope of permitted investments for the Manager and any sub-adviser to include restricted securities that are liquid.

    Whereas Proposal Nos. 1, 3 and 4 are conditioned on the consummation of the Transaction, this Proposal No. 5 will be effective with respect to a Fund upon shareholder approval even if the Transaction is not consummated or this Proposal is not approved by the shareholders of any other Fund.

VOTE REQUIRED

    Shareholders of each Fund will vote only on the approval or disapproval of the Proposed Amendment with respect to that Fund. Adoption of this Proposal No. 5 for each Fund will require the approval of a "vote of a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund is defined as the lesser of (i) 67% of the Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares.

    THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 5.

VII. PROPOSAL NO. 6  APPROVAL OF NEW SERVICE AND DISTRIBUTION PLANS

    Class A, Class B and Class C shareholders of each Continuing Fund are asked to approve a new service and distribution plan for each such Class, and Class Q shareholders of each Continuing Fund are asked to approve a new shareholder service plan for Class Q Shares (the "New Plans"). The New Plans would replace the current Distribution Plan for Class A, Class B and Class C Shares of the Continuing Funds and the current Shareholder Service Plan for Class A, Class B, Class C and Class Q Shares of the Continuing Funds (the "Current Plans"). No change is sought in the fees that the Continuing Funds may pay to the Distributor with respect to each Class; however, shareholder approval is being sought because there is a difference in the way that shareholder service fees may be charged under the current Shareholder Service Plan and the New Plans, which is described below. Shareholders of each class will vote separately on this Proposal.

    The Current Plans were initially adopted by the Trustees on March 29, 1993. The Current Plans provide that they shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the Independent Trustees. Continuance of the Current Plans was last approved by the Board of Trustees on May 29, 1999. The current Distribution Plan was subsequently amended on February 10, 1995 and November 14, 1997, and the current Shareholder Service Plan was amended on February 11, 1994 and November 14, 1997. The current Distribution Plan may be terminated as to any Fund or Class, without penalty, by a majority vote of the Independent Trustees or by holders of majority of the outstanding voting securities of the Fund or Class, and the current Shareholder Service Plan may be terminated as to any Fund or Class, without penalty, at any time by the Board of Trustees.

    The New Plans, which were drafted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, were approved by the Trustees, including the Independent Trustees, on February 19, 1999. The New Plans are attached as
Exhibit 3 to this Proxy Statement and qualify, in their entirety, the description of the New Plans set forth in this Proxy Statement.

COMPARISON OF THE CURRENT PLANS WITH THE NEW PLANS

    The distribution fee and service fee paid by each Class of each Continuing Fund under the Current Plans and under the New Plans, as a percentage of the Continuing Fund's average daily net assets attributable to the relevant Class of shares, are as follows:

                                                                  CURRENT PLANS   NEW PLANS
                                                                  -------------  -----------
CLASS A
Distribution Fee                                                        0.10%         0.10%
Service Fee                                                             0.25%         0.25%

CLASS B
Distribution Fee                                                        0.75%         0.75%
Service Fee                                                             0.25%         0.25%

CLASS C
Distribution Fee                                                        0.75%         0.75%
Service Fee                                                             0.25%         0.25%

CLASS Q
Distribution Fee                                                        0.00%         0.00%
Service Fee                                                             0.25%         0.25%

    The New Plans are "compensation" plans, which means that the distribution fees and service fees would be payable to the Continuing Funds' Distributor even if the amount paid exceeds the Distributor's actual expenses. If the Distributor's actual expenses exceed the distribution fees and service fees paid to the Distributor, the amount by which actual expenses exceed the fees paid to the Distributor cannot be carried over and paid in the future.

    The Continuing Funds' current Distribution Plan, like the New Plans, is a "compensation" plan. However, the Continuing Funds' current Shareholder Service Plan is a "reimbursement" plan, which means that the shareholder service fee is payable to the Distributor only for actual expenses incurred by the Distributor. If in any month the Distributor expends or is due more monies than can be immediately paid under the current Shareholder Service Plan, the unpaid amount is carried forward for so long as the Shareholder Service Plan is in effect until it can be paid. Although under a "reimbursement plan" it is possible for shareholder service fees in a particular month to be less than 0.25%, the Continuing Funds have at all times while the current Shareholder Service Plan has been in effect paid the Distributor a shareholder service fee of 0.25%.

    As a result, under the New Plans, shareholder service fees will be paid to the Distributor regardless of the actual expenses incurred, rather than based upon actual expenses incurred. The maximum rate for each Class authorized under the New Plans will be the same maximum rate for the Fund authorized under the Current Plans. The aggregate fees paid under the New Plans, however, may be higher in the future because the Current Plans permit reimbursement payments to be made only to the extent of the Distributor's actual expenses up to the maximum authorized rate regardless of the Distributor's actual expenses.

    Nicholas-Applegate Securities ("NAS") is the current principal underwriter and distributor to the Continuing Funds pursuant to a Distribution Agreement dated April 19, 1993. On January 28, 1999, NAS entered into a Distribution Agreement with Pilgrim Securities, Inc. pursuant to which Pilgrim Securities has been appointed by NAS as an exclusive distributor of the Continuing Funds' Class A, Class B, Class C and Class Q shares. At the meeting on February 19, 1999, the Trustees approved an Underwriting Agreement (the "New Underwriting Agreement") between the Trust and Pilgrim Securities, which will become effective if the Transactions are consummated, pursuant to which Pilgrim Securities would become the principal underwriter and distributor for the Continuing Funds. The New Plans were proposed to the Trustees by Pilgrim Securities because they are substantially similar to service and distribution plans in place for shares of the current Pilgrim funds.

    For the fiscal year ended March 31, 1998, the distribution fees and service fees paid by each Class of each Continuing Fund was as follows: (No such fees were paid by Class I shares of each Continuing Fund)

                                                                                            SHAREHOLDER
                                                                             DISTRIBUTION    SERVICING
FUND/SHARE CLASS                                                                 FEES          FEES
---------------------------------------------------------------------------  ------------  -------------
Convertible Fund Class A...................................................  $     95,482   $    38,193
Convertible Fund Class B...................................................       159,116        53,039
Convertible Fund Class C...................................................       528,197       176,066
Convertible Fund Class Q...................................................             0        14,832
High Quality Bond Fund Class A.............................................             0             0
High Quality Bond Fund Class B.............................................             0             0
High Quality Bond Fund Class C.............................................             0             0
High Quality Bond Fund Class Q.............................................             0             0
Balanced Growth Fund Class A...............................................        14,822         5,929
Balanced Growth Fund Class B...............................................        23,003         7,668
Balanced Growth Fund Class C...............................................       144,771        48,257
Balanced Growth Fund Class Q...............................................             0           276
High Yield Bond Fund Class A*..............................................             0             0
High Yield Bond Fund Class B*..............................................             0             0
High Yield Bond Fund Class B*..............................................             0             0
High Yield Bond Fund Class Q*..............................................             0             0
Emerging Countries Fund Class A............................................       138,439        55,375
Emerging Countries Fund Class B............................................       260,263        86,754
Emerging Countries Fund Class C............................................       282,621        94,207
Emerging Countries Fund Class Q............................................             0        60,178
Worldwide Growth Fund Class A..............................................        73,611        29,444
Worldwide Growth Fund Class B..............................................        61,282        20,427
Worldwide Growth Fund Class C..............................................       592,610       197,536
Worldwide Growth Fund Class Q..............................................             0         1,774
Small Cap Growth Fund Class A..............................................       416,615       166,191
Small Cap Growth Fund Class B..............................................       320,365       106,497
Small Cap Growth Fund Class C..............................................     1,611,870       535,822
Small Cap Growth Fund Class Q..............................................             0         9,686
Mid Cap Growth Fund Class A................................................       213,197        85,279
Mid Cap Growth Fund Class B................................................       285,334        95,112
Mid Cap Growth Fund Class C................................................     1,252,206       417,402
Mid Cap Growth Fund Class Q................................................             0        31,770
Large Cap Growth Fund Class A..............................................         2,564         1,026
Large Cap Growth Fund Class B..............................................         8,044         2,681
Large Cap Growth Fund Class C..............................................         1,711           570
Large Cap Growth Fund Class Q..............................................             0           308
International Small Cap Growth Fund Class A................................        24,108         9,617
International Small Cap Growth Fund Class B................................        59,657        19,831
International Small Cap Growth Fund Class C................................        37,193        12,364
International Small Cap Growth Fund Class Q................................             0           882
International Core Growth Fund Class A.....................................         8,179         3,272
International Core Growth Fund Class B.....................................        29,181         9,727
International Core Growth Fund Class C.....................................         9,253         3,085
International Core Growth Fund Class Q.....................................             0         2,042

------------------------

* The High Quality Bond Fund commenced operations on July 27, 1998. The High Yield Bond Fund commenced operations on March 2, 1998.

DESCRIPTION OF NEW PLANS

    The expenses of the Distributor that may be compensated by the service and distribution fees paid under the New Plans are substantially the same as those covered by the Current Plans. The services to be provided under the New Plans for Class A, Class B and Class C Shares may include, among other things, processing new shareholder account applications, serving as the primary source of information to customers concerning the Continuing Funds and transactions with the Continuing Funds, advertising, preparing and distributing sales literature, printing Continuing Fund prospectuses and statements of additional information and distributing them to prospective investors, and implementing and operating the New Plans. The New Distributor may compensate financial intermediaries that provide distribution related and/ or shareholder services for Class A, Class B and Class C Shares of the Continuing Funds. The fees paid under the New Plan for Class Q shares may be used to pay securities dealers and other financial institutions and organizations for servicing shareholder accounts.

    The New Plans would require the Trustees to review, at least quarterly, a written report of expenditures under the New Plans. Each New Plan shall continue in effect so long as its continuance is specifically approved at least annually by vote of both a majority of the Trustees and a majority of the Independent Trustees. Each New Plan and any related agreements may be terminated as to any Class of any Continuing Fund at any time by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant Class of the Continuing Fund. Each New Plan may not be amended to increase materially the amount of the service and distribution fee permitted thereunder with respect to any Class of any Continuing Fund without a vote of a majority of the outstanding voting securities of the relevant Class of the Continuing Fund. In addition, each New Plan may not be materially amended in any way without a vote of the majority of both the Trustees and the Independent Trustees at a meeting called for that purpose.

    After reviewing information with respect to the services to be provided and the fees to be paid pursuant to the New Plans, the Board of Trustees has determined that the New Plans are in the best interests of the Continuing Funds and their shareholders.

    If this Proposal is not approved, the Board may consider other possible courses of action. This Proposal No. 6 is conditioned on the Transaction. If the Transaction is not consummated, the current Plans will remain in effect.

VOTE REQUIRED

    Each Class of each Continuing Fund will vote separately on the approval or disapproval of the New Plan relevant to that Class. In other words, Class A Shareholders of each Continuing Fund will vote only on the New Plan for Class A shares, Class B Shareholders of each Continuing Fund will vote only on the New Plan for Class B shares, Class C Shareholders of each Continuing Fund will vote only on the New Plan for Class C shares, and Class Q Shareholders of each Continuing Fund will vote only on the New Plan for Class Q shares.

    Adoption of this Proposal No. 6 for each Class of each Continuing Fund will require the approval of a "vote of a majority of the outstanding voting securities" of that Class, as defined in the 1940 Act. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" is the lesser of (i) 67% of the outstanding shares of that Class of the Continuing Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of that Class of the Continuing Fund.

    THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 6.

VIII.  ADDITIONAL INFORMATION

THE CURRENT MANAGER AND THE TERMS OF THE CURRENT MANAGEMENT AGREEMENT

    NACM serves as Current Manager of the Trust pursuant to the Current Management Agreement. The Current Management Agreement dated September 7, 1997 was last approved by the Board, including a majority of the Independent Trustees, on May 15, 1998 and was last approved on July 24, 1998 by the Funds' shareholders.

    Under the Current Management Agreement, the Trust retains the Current Manager to manage the Funds' investment portfolios, subject to the direction of the Board and in conformity with the stated policies of the Funds. The Current Manager is authorized to determine which securities are to be bought or sold by the Funds and in what amounts. The terms of the Current Management Agreement are substantially similar to those of the Proposed Management Agreement except for the differences summarized above in the discussion of the Proposed Management Agreement.

SECTION 15(F)

    PACC and its affiliates have agreed to use their best efforts to assure compliance with the conditions of Section 15(f) of the (the 1940 Act). Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change of control, at least 75% of an investment company's board of trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser withing the meaning of the 1940 Act. In order to comply with this provision, the Board has recommended the election of five disinterested trustees to the board of trustees, as more fully described in Proposal No. 1, and it is expected that all of the current trustees will resign as of the Effective Date.

BROKERAGE AND RESEARCH SERVICES

    Transactions on stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

    When PII or NACM place orders for the purchase and sale of portfolio securities for the Continuing Funds, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, PII and NACM each intend to use their best efforts to obtain for the Continuing Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PII and NACM will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

    It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PII and NACM may receive research, statistical and quotation services from many of the broker-dealers with which the Continuing Funds' portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations for the purchase and sale of securities. Some of these services are of value to PII and NACM in advising their other clients, although not all of these services are necessarily useful and of value in advising the Continuing Funds. The fees paid to PII and NACM are not reduced because they receive such services.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), under both the Proposed Management Agreement and the Proposed Subadvisory Agreement, PII or NACM may cause the Continuing Funds to pay a broker-dealer which provides "brokerage and research services" (as defined by the 1934 Act) to PII or NACM an amount of disclosed commission for effecting a securities transaction for the Continuing Funds in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of PII or NACM to cause the Continuing Funds to pay any such greater commission is subject to such policies as the Trustees may adopt from time to time.

    During the fiscal year ended March 31, 1998, none of the Funds paid any brokerage commissions to brokers then affiliated with NACM or the Trust.

INTERESTS AND AFFILIATIONS OF CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

    The following persons are both officers or Trustees of the Trust and officers or partners of the Current Manager:

    Arthur E. Nicholas, Peter J. Johnson, C. William Maher, and E. Blake Moore, Jr.

    No persons act as both officers or Trustees of the Trust and officers or directors of the Proposed Manager.

    By virtue of his indirect interest in NACM, as described above in the General Overview section, Mr. Nicholas stands to benefit from the consummation of the Transaction and may be deemed to have a substantial interest in shareholder approval of Proposal Nos. 1, 3 and 4 because such approval is a condition to the consummation of the Transaction.

PRINCIPAL UNDERWRITER

    Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, 30th Floor, San Diego, California 92101, is the principal underwriter for the Trust, and in such capacity, is responsible for distributing shares of the Funds. The Distributor is a California limited partnership organized in 1992 to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., the general partner of NACM. On January 28, 1999 the Distributor entered into an agreement with PSI, pursuant to which PSI was appointed as the exclusive agent for the distribution and sale of Class A, Class B, Class C and Class Q shares of the Continuing Funds.

ADMINISTRATOR

    The principal administrator of the Trust is Investment Company Administration Corporation LLC, 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018.

OTHER MATTERS

    The holders of one-third of the shares of the Funds outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Trust at the Meeting, although it is necessary for more than 50% of the shares of the Continuing Funds to be represented at the Meeting in order for Proposal Nos. 1, 3 and 5 to be approved and for more than 50% of the shares of a Sub-Advised Fund to be represented at the Meeting in order for Proposal 4 to be approved with respect to that Sub-Advised Fund. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on each Proposal.

    In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named in the enclosed proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

    Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present are Proposals 1, 2, 3, 4 and 5 and 6 mentioned in the Notice of Special Meeting and, with respect to the High Yield Bond Fund, matters related to the Reorganization. If other matters are properly presented to the Meeting for action, the persons named in the enclosed proxies will vote or refrain from voting in accordance with their best judgment on those matters.

    The Trust is not required to hold annual or other periodic meetings of shareholders except as required by the 1940 Act, and does not intend to do so. The next meeting of shareholders will be held at such time as the Board of Trustees of the Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

    A Proxy may be revoked by a shareholder at any time prior to its use by written notice to the Trust, by submission of a later dated proxy or by voting in person at the Meeting.

             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

                                                                      APPENDIX A

                  5% SHAREHOLDERS BY SERIES AS OF RECORD DATE

                                                                                                    % OF
                                                                                  SHARES OWNED     SERIES
                                                                                 ---------------  ---------

                                                                      APPENDIX B

                    CURRENT TRUSTEES AND PRINCIPAL OFFICERS
                       OF NICHOLAS-APPLEGATE MUTUAL FUNDS

    The names, addresses and ages of the Trustees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the 1940 Act). Unless otherwise indicated, the address of each Trustee and officer is 600 West Broadway, 30th Floor, San Diego, California 92101.

                                                                                                  SHARES OWNED
                                               ADDRESS, PRINCIPAL OCCUPATION AND OTHER            BENEFICIALLY
NAME, AGE AND POSITION                                       INFORMATION                       AND % OF SERIES(1)
------------------------------------------  ----------------------------------------------  ------------------------
FRED C. APPLEGATE (52),                     885 La Jolla Corona Court, La Jolla,
Trustee and Chairman of the Board of        California. Private investor. Formerly
Trustees                                    President, Nicholas-Applegate Capital
                                            Management (from August 1984 to December
                                            1991). Director of Nicholas-Applegate Fund,
                                            Inc. (since 1987). Mr. Applegate's interests
                                            in Nicholas-Applegate Capital Management,
                                            Inc., the general partner of NACM, were
                                            acquired by Mr. Nicholas in 1991 and 1992.

DANN V. ANGELOFF (62),                      727 West Seventh Street, Los Angeles,
Trustee                                     California. President, The Angeloff Company,
                                            corporate financial advisers (since 1976);
                                            Director, Nicholas-Applegate Fund, Inc. (since
                                            1987); Trustee (1979 to 1987) and University
                                            Counselor to the President (since 1987),
                                            University of Southern California (since
                                            1987); Director, Public Storage, Inc., a real
                                            estate investment trust (since 1980). Formerly
                                            Trustee, Nicholas-Applegate Investment Trust
                                            (until 1999).

                                                                                                  SHARES OWNED
                                               ADDRESS, PRINCIPAL OCCUPATION AND OTHER            BENEFICIALLY
NAME, AGE AND POSITION                                       INFORMATION                       AND % OF SERIES(1)
------------------------------------------  ----------------------------------------------  ------------------------
WALTER E. AUCH (76),                        6001 North 62nd Place, Paradise Valley,
Trustee                                     Arizona. Director, Geotech Communications,
                                            Inc., a mobile radio communications company
                                            (since 1987); Fort Dearborn Fund (since 1987);
                                            Brinson Funds (since 1994), Smith Barney Trak
                                            Fund (since 1992), registered investment
                                            companies; Pimco Advisors L.P., an investment
                                            manager (since 1994); and Banyan Realty Fund
                                            (since 1987), Banyan Strategic Land Fund
                                            (since 1987), Banyan Strategic Land Fund II
                                            (since 1988), Banyan Mortgage Fund (since
                                            1988), real estate investment trusts. Formerly
                                            Chairman and Chief Executive Officer, Chicago
                                            Board Options Exchange (1979 to 1986); Senior
                                            Executive Vice President, Director and Member
                                            of the Executive Committee, PaineWebber, Inc.
                                            (until 1979). Trustee, Nicholas-Applegate
                                            Institutional Funds (since 1992). Formerly,
                                            Trustee, Nicholas-Applegate Investment Trust
                                            (until 1998) and Nicholas-Applegate Mutual
                                            Funds (until 1999)

THEODORE J. COBURN (44),                    17 Cotswold Road, Brookline, Massachusetts.
Trustee                                     Partner, Brown Coburn & Co. an investment
                                            banking firm (since 1991), and research
                                            associate, Harvard Graduate School of
                                            Education (since 1996). Director ,
                                            Nicholas-Applegate Fund, Inc. (since 1987),
                                            Emerging Germany Fund (since 1991), Moovies,
                                            Inc. (since 1995). Formerly Managing Director
                                            of Global Equity Transactions Group and member
                                            of Board of Directors, Prudential Securities
                                            (from 1986 to June 1991). Formerly Trustee,
                                            Nicholas-Applegate Investment Trust (until
                                            1999).

                                                                                                  SHARES OWNED
                                               ADDRESS, PRINCIPAL OCCUPATION AND OTHER            BENEFICIALLY
NAME, AGE AND POSITION                                       INFORMATION                       AND % OF SERIES(1)
------------------------------------------  ----------------------------------------------  ------------------------
DARLENE DEREMER (42),                       155 South Street, Wrentham, Massachusetts.
Trustee                                     President and Founder, DeRemer Associates, a
                                            marketing consultant for the financial
                                            services industry (since 1987); Vice
                                            President, PBNG Funds, Inc. (since 1995);
                                            formerly Vice President and Director, Asset
                                            Management Division, State Street Bank and
                                            Trust Company (from 1982 to 1987), Vice
                                            President, T. Rowe Price & Associates (1979 to
                                            1982); Director, Jurika & Voyles Fund Group
                                            (since 1994), Nicholas-Applegate Strategic
                                            Opportunities Ltd. (since 1994),
                                            Nicholas-Applegate Securities International
                                            (since 1994), and King's Wood Montessori
                                            School (since 1995); Member of Advisory Board,
                                            Financial Women's Association (since 1995).
                                            Trustee, Nicholas-Applegate Institutional
                                            Funds (since 1992).

GEORGE F. KEANE (68),                       450 Post Road East, Westport, Connecticut.
Trustee                                     President Emeritus and Senior Investment
                                            Adviser, The Common Fund, a non-profit
                                            investment management organization
                                            representing educational institutions (since
                                            1993), after serving as its President (from
                                            1971 to 1992); Member of Investment Advisory
                                            Committee, New York State Common Retirement
                                            Fund (since 1982); Director and Chairman of
                                            the Investment Committee, United Negro College
                                            Fund (since 1987); Director, United Educators
                                            Risk Retention Group (since 1989); Director,
                                            RCB Trust Company (since 1991); Director,
                                            School, College and University Underwriters
                                            Ltd. (since 1986); Trustee, Fairfield
                                            University (since 1993); Director, The
                                            Bramwell Funds, Inc. (since 1994); Chairman of
                                            the Board, Trigen Energy Corporation (since
                                            1994); Director Universal Stainless & Alloy
                                            Products Inc. (since 1994). Formerly
                                            President, Endowment Advisers, Inc. (from
                                            August 1987 to December 1992); Trustee,
                                            Nicholas-Applegate Institutional Funds (since
                                            1992).

                                                                                                  SHARES OWNED
                                               ADDRESS, PRINCIPAL OCCUPATION AND OTHER            BENEFICIALLY
NAME, AGE AND POSITION                                       INFORMATION                       AND % OF SERIES(1)
------------------------------------------  ----------------------------------------------  ------------------------
ARTHUR B. LAFFER* (57),                     5405 Morehouse Drive, Suite 340, San Diego,
Trustee                                     California. Chairman, A.B. Laffer &
                                            Associates, an economic consulting firm since
                                            (1979); Chairman, Laffer Advisers
                                            Incorporated, economic consultants (since
                                            1981); Director, Nicholas-Applegate Fund, Inc.
                                            (since 1987); Director, U.S. Filter
                                            Corporation (since March 1991), MasTec Inc.,
                                            construction (since 1994), and Coinmach
                                            Laundry Corporation (since 1996); Chairman,
                                            Calport Asset Management, Inc. (since 1992);
                                            formerly Distinguished University Professor
                                            and Director, Pepperdine University (from
                                            September 1985 to May 1988) and Professor of
                                            Business Economics, University of Southern
                                            California (1976 to 1984). Mr. Laffer is
                                            considered to be an "interested person" of the
                                            Trust because A. B. Laffer & Associates or its
                                            affiliates received material compensation from
                                            NACM for consulting services provided from
                                            time to time to NACM, and because during the
                                            last two fiscal years his son was an employee
                                            of NACM.

CHARLES E. YOUNG (66),                      UCLA, 2224 Murphy Hall, Los Angeles,
Trustee                                     California. Chancellor, UCLA (1968-1997);
                                            Director, Nicholas-Applegate Fund, Inc. (since
                                            1992); Director, Intel Corp. (since 1974),
                                            Academy of Television Arts and Sciences
                                            Foundation (since October 1988), Los Angeles
                                            World Affairs Council (since 1977) and Town
                                            Hall of California (since 1982).

ARTHUR E. NICHOLAS* (51),                   Managing Partner and Chief Investment Officer,
Trustee, President and Chairman             Nicholas-Applegate Capital Management (since
                                            1984) and Chairman/ President
                                            Nicholas-Applegate Securities. Director and
                                            Chairman of the Board of Directors of
                                            Nicholas-Applegate Fund, Inc., a registered
                                            open-end investment company, since 1987.
                                            Formerly Trustee, Nicholas-Applegate
                                            Institutional Funds (until 1999).

                                                                                                  SHARES OWNED
                                               ADDRESS, PRINCIPAL OCCUPATION AND OTHER            BENEFICIALLY
NAME, AGE AND POSITION                                       INFORMATION                       AND % OF SERIES(1)
------------------------------------------  ----------------------------------------------  ------------------------
E. BLAKE MOORE, Jr. (40),                   General Counsel, Nicholas-Applegate Capital
Secretary                                   Management and Nicholas-Applegate Securities
                                            (since 1993); formerly Attorney, Luce,
                                            Forward, Hamilton & Scripps (from 1989 to
                                            1993).

CHARLES WILLIAM MAHER (38),                 Chief Financial Officer, Nicholas- Applegate
Treasurer                                   Capital Management and Nicholas-Applegate
                                            Securities (since 1999). Formerly Chief
                                            Financial Officer, Mitchell Hutchins Asset
                                            Management, Inc. (1990-1998).

PETER J. JOHNSON (42),                      Partner and Director-Client Services/
Vice President                              Marketing, Nicholas-Applegate Capital
                                            Management (since January 1992) and Vice
                                            President, Nicholas-Applegate Securities
                                            (since December 1995); formerly, Marketing
                                            Director; Pacific Financial Asset Management
                                            Company, an investment management firm (from
                                            July 1989 to December 1991), and Senior
                                            Marketing Representative, Fidelity Investments
                                            Institutional Services (from August 1987 to
                                            July 1989).

------------------------

(1) Except as otherwise indicated, shares beneficially owned by the person constitute less than 1% of the outstanding shares of each series.

                                                                       EXHIBIT 1

                     FORM OF PROPOSED MANAGEMENT AGREEMENT

    AGREEMENT made this lst day of April, 1999 between [Name of Fund] (the "Fund"), a Delaware business trust, and Pilgrim Investments, Inc. (the "Manager"), a Delaware corporation (the "Agreement").

    WHEREAS, the Fund is an open-ended management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the Fund is authorized to issue shares of beneficial interest in separate series with each series representing interests in a separate portfolio of securities and other assets;

    WHEREAS, the Fund may offer shares of additional series in the future, and currently intends to offer shares of additional series in the future;

    WHEREAS, the Fund desires to avail itself of the services of the Manager for the provision of advisory and management services for the Fund; and

    WHEREAS, the Manager is willing to render such services to the Fund;

    NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

    1. APPOINTMENT. The Fund hereby appoints the Manager, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the Fund (individually and collectively referred to herein as "Series"). The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

    In the event the Fund establishes and designates additional series with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Fund in writing, whereupon such additional series shall become a Series hereunder.

    2. SERIES OF THE MANAGER. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Trustees of the Fund, the Manager shall provide the following advisory, management, and other services with respect to the Series:

    a. Provide general, overall advice and guidance with respect to the Series and provide advice and guidance to the Fund's Trustees, and oversee the management of the investments of the Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series' investment objective or objectives and policies as stated in the Fund's current registration statement, which management may be provided by others selected by the Manager and approved by the Board of Trustees as provided below or directly by the Manager as provided in Section 3 of this Agreement;

    b. In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration and approval by the Fund's Board of Trustees investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Fund) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series' investment objective or objectives and policies as stated in the Fund's current

                              Page 1 of Exhibit 1
       registration statement (any such firms approved by the Board of Trustees and engaged by the Fund and/or the Manager are referred to herein as "Portfolio Managers");

    c. Periodically monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series;

    d. Monitor the Portfolio Managers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

    e. If appropriate, analyze and recommend for consideration by the Fund's Board of Trustees termination of a contract with a Portfolio Manager under which the Portfolio Manager provides investment advisory services to one or more of the Series;

    f. Supervise Portfolio Managers with respect to the services that such Portfolio Managers provide under respective portfolio management agreements ("Portfolio Management Agreements");

    g. Render to the Board of Trustees of the Fund such periodic and special reports as the Board may reasonably request; and

    h. Make available its officers and employees to the Board of Trustees and officers of the Fund for consultation and discussions regarding the administration and management of the Series and services provided to the Fund under this Agreement.

    3. INVESTMENT MANAGEMENT AUTHORITY. In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Fund's Board of Trustees, will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as amended. Furthermore:

    a. The Manager will manage the Series so that each will quality as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Manager.

    b. The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

    c. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of

                              Page 2 of Exhibit 1
       the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

    d. In connection with the purchase and sale of the securities of the Series, the Manager will arrange for the transmission to the custodian for the Fund on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian.

    e. The Manager will assist the custodian or portfolio accounting agent for the Fund in determining, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

    f. The Manager will make available to the Fund, promptly upon request, any of the Series' investment records and ledgers as are necessary to assist the Fund to comply with requirements of the 1940 Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    g. The Manager will regularly report to the Fund's Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Trustees with respect to the Series such periodic and special reports as the Trustees may reasonably request.

    h. In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with
       Section 28(e) of the Securities Exchange Act of 1934, as amended, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the

                              Page 3 of Exhibit 1

       Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amount and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Fund indicating the broker-dealers to which such allocations have been made and the basis therefor.

    4. CONFORMITY WITH APPLICABLE LAW. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Fund and with the instructions and directions of the Board of Trustees of the Fund and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

    5. EXCLUSIVITY. The services of the Manager to the Fund under this Agreement are not be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

    6. DOCUMENTS. The Fund has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

    a. certified resolution of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this Agreement;

    b. the Registration Statement as filed with the SEC and any amendments thereto; and

    c. exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

    7. RECORDS. The Manager agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Manager with respect each Series by the 1940 Act. The Manager further agrees that all records which it maintains for the Series are the property of the Fund and it will promptly surrender any of such records upon request.

    8. EXPENSES. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Fund under this Agreement and such expenses as are assumed by a Portfolio Manager under its Portfolio Management Agreement. The Manager further agrees to pay all fees payable to the Portfolio Managers, executive salaries and expenses of the Trustees of the Fund who are employees of the Manager or its affiliates, and office rent of the Fund. The Fund shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Fund under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and

                              Page 4 of Exhibit 1
expenses of Trustees of the Fund who are not employees of the Manager or any Portfolio Manager, or their affiliates; trade association dues; insurance premiums; extraordinary expenses such as litigation expenses. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

    9. COMPENSATION. For the services provided by the Manager to each Series pursuant to this Agreement, the Fund will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees for performing services which are an obligation of the Fund as provided in Section 8. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between us.

    10. LIABILITY OF THE MANAGER. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Manager's stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties under this Agreement, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. No trustee, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Portfolio Manager, other than to the Fund or its shareholders, in connection with Fund property or the affairs of the Fund, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Fund property for satisfaction of claims of any nature against a trustee, officer, employee or agent of the Fund arising in connection with the affairs of the Fund. Moreover, the debts, liabilities, obligations and expenses incurred, contracts for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund.

    11. CONTINUATION AND TERMINATION. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two
(2) years from the effective date of this Agreement, and shall continue from year to year thereafter with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Fund, or (ii) by vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be amended in any material respect without a majority vote of the outstanding voting shares (as defined in the 1940 Act).

                              Page 5 of Exhibit 1

    However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its "assignment" (as described in the 1940 Act).

    12. USE OF NAME. It is understood that the name "Pilgrim Investments, Inc." or any derivative thereof (including the name "Pilgrim") or logo associated with that name is the valuable property of the Manager and its affiliates, and that the Fund and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Fund and/or Series. Upon termination of this Agreement, the Fund (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Fund, shall promptly amend its Declaration of Trust to change its name (if such name is included therein).

    13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original.

    14.  APPLICABLE LAW.

    a. This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

    b. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

    c. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                              Page 6 of Exhibit 1

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          [NAME OF FUND]
                                          By: __________________________________

                                              Title:

                                          PILGRIM INVESTMENTS, INC.
                                          By: __________________________________

                                              Title:

                              Page 7 of Exhibit 1

                                   SCHEDULE A

SERIES                                                                ANNUAL INVESTMENT MANAGEMENT FEE
--------------------------------------------------------  --------------------------------------------------------
Pilgrim Small Cap Growth Fund                             1.00% of the Series' average net assets

Pilgrim Mid Cap Growth Fund                               0.75% of the first $500 million of the Series' average
                                                          net assets, 0.675% of the next $500 million of average
                                                          net assets, and 0.65% of the average net assets in
                                                          excess of $1 billion

Pilgrim Large Cap Growth Fund                             0.75% of the first $500 million of the Series' average
                                                          net assets, 0.675% of the next $500 million of average
                                                          net assets, and 0.65% of the average net assets in
                                                          excess of $1 billion

Pilgrim Value Fund                                        0.75% of the Series' average net assets

Pilgrim Convertible Fund                                  0.75% of the first $500 million of the Series' average
                                                          net assets, 0.675% of the next $500 million of average
                                                          net assets, and 0.65% of the average net assets in
                                                          excess of $1 billion

Pilgrim Balanced Growth Fund                              0.75% of the first $500 million of the Series' average
                                                          net assets, 0.675% of the next $500 million of average
                                                          net assets, and 0.65% of the average net assets in
                                                          excess of $1 billion

Pilgrim High Quality Fund                                 0.45% of the first $500 million of the Series' average
                                                          net assets, 0.40% of the next $250 million of average
                                                          net assets, and 0.35% of the average net assets in
                                                          excess of $750 million

Pilgrim Emerging Countries Fund                           1.25% of the Series' average net assets

Pilgrim Worldwide Growth Fund                             1.00% of the first $500 million of the Series' average
                                                          net assets, 0.90% of the next $500 million of average
                                                          net assets, and 0.85% of the average net assets in
                                                          excess of $1 billion

Pilgrim International Small Cap Growth                    1.00% of the first $500 million of the Series' Fund
                                                          average net assets, 0.90% of the next $500 million of
                                                          average net assets, and 0.85% of the average net assets
                                                          in excess of $1 billion

Pilgrim International Core Growth Fund                    1.00% of the first $500 million of the Series' average
                                                          net assets, 0.90% of the next $500 million of average
                                                          net assets, and 0.85% of the average net assets in
                                                          excess of $1 billion

                              Page 8 of Exhibit 1

                                                                       EXHIBIT 2

                     FORM OF PROPOSED SUBADVISORY AGREEMENT

    AGREEMENT made this     day of             , 1999 between Pilgrim
Investments, Inc., a Delaware corporation (the "Manager"), and
Nicholas-Applegate Capital Management, a California limited partnership (the "Portfolio Manager").

    WHEREAS, [Name of Fund] (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

    WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

    WHEREAS, the Fund may offer shares of additional series in the future, and currently intends to offer shares of additional series in the future;

    WHEREAS, pursuant to a Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Portfolio Manager, the Fund has retained the Manager to render advisory and management services with respect to each of the Fund's series; and

    WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Fund, and the Portfolio Manager is willing to furnish such services to the Fund and the Manager;

    NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Portfolio Manager as follows:

    1. APPOINTMENT. The Manager hereby appoints the Portfolio Manager to act as the investment adviser and manager to the series of the FUND set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

    In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Portfolio Manager to render investment advisory services hereunder, it shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

    2. PORTFOLIO MANAGEMENT DUTIES. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies

                              Page 1 of Exhibit 2
of which shall be sent to the Portfolio Manager by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Portfolio Manager further agrees as follows:

    a. The Portfolio Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Portfolio Manager has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Portfolio Manager.

    b. In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordingkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Portfolio Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

    c. The Portfolio Manager will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with the applicable laws and regulations.

    d. The Portfolio Manager will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

    3. BROKER-DEALER SELECTION. The Portfolio Manager is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused

                              Page 2 of Exhibit 2
a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Portfolio Manager will consult with the Manager to the end that investment portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of a Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealer to which such allocations have been made and the basis therefor.

    4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed Post-Effective Amendment No. [] to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager's Form ADV, Part II at the time the Form ADV is filed with the SEC.

    5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

    6. COMPENSATION. For the services provided to each Series, the Manager will pay the Portfolio Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Portfolio Manager's fee under this Agreement for the period in question, then the Portfolio Manager may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

    7.  COMPLIANCE.

    a. The Portfolio Manager agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

    b. The Portfolio Manager agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has

                              Page 3 of Exhibit 2
       commenced a proceeding or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Manager and the Fund promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

    c.  The Manager agrees that it shall promptly notify the Portfolio Manager
       (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

    8. BOOKS AND RECORDS. The Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

    9. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Portfolio Manager, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager or this Fund.

    10. REPRESENTATIONS RESPECTING PORTFOLIO MANAGER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

    11.  [INTENTIONALLY OMITTED]

    12. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Portfolio Manager.

    13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or

                              Page 4 of Exhibit 2
omission respecting any series of the Fund that is not a Series hereunder, and
(2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

    14.  INDEMNIFICATION.

    a. The Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon the Manager's willful misfeasance, bad faith, or negligence in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

    b. Notwithstanding Section 13 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon the Portfolio Manager's willful misfeasance, bad faith, or negligence in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Portfolio Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplemental thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                              Page 5 of Exhibit 2

    c. The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in defense thereof or, after notice to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manger will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

    d.  The Portfolio Manager shall not be liable under Paragraph (b) of this
       Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgement of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio

                              Page 6 of Exhibit 2

       Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

    15.  DURATION AND TERMINATION.

    a. This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Portfolio Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect for two years from such date and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or
       (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty
       (60) days' written notice to the Portfolio Manager and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager upon three (3) months written notice unless the Fund or the Manager requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Fund or the Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Portfolio Manager may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investing management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out of its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

    In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g), 8, 9, 10, 12, 13 and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Portfolio Manager as compensation for services rendered while the agreement was in effect, Section 6.

                              Page 7 of Exhibit 2

    b.  NOTICES.

    Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other addresses as such party may from time to time specify in writing to the other party.

       If to the Fund:

           Nicholas-Applegate Mutual Funds
           40 North Central Avenue, Suite 1200
           Phoenix, AZ 85004
           Attention: James M. Hennessy

       If to the Portfolio Manager:

           Nicholas-Applegate Capital Management
           600 West Broadway
           San Diego, CA 92101
           Attention: E. Blake Moore

    16. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Fund, including a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

    17.  MISCELLANEOUS.

    a. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

    b. The Manager and the Portfolio Manager acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Portfolio Manager enjoys the rights of a third party beneficiary under the Management Agreement.

    c. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    d. To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

    e. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

    f. Nothing herein shall be construed as constituting the Portfolio Manager as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Portfolio Manager.

    g.  This agreement may be executed in counterparts.

                              Page 8 of Exhibit 2

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          PILGRIM INVESTMENTS, INC.

                                          By:
                                          --------------------------------------

                                              Title:

                                          NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

                                          By:
                                          --------------------------------------

                                              Title:

                              Page 9 of Exhibit 2

                                   SCHEDULE A

SERIES                                                                ANNUAL PORTFOLIO MANAGEMENT FEE
--------------------------------------------------------  --------------------------------------------------------
Pilgrim Small Cap Growth Fund                             0.50% of the Series' average net assets

Pilgrim Mid Cap Growth Fund                               0.375% of the first $500 million of the Series' average
                                                          net assets, 0.3375% of the next $500 million of average
                                                          net assets, and 0.325% of the average net assets in
                                                          excess of $1 billion

Pilgrim Large Cap Growth Fund                             0.375% of the first $500 million of the Series' average
                                                          net assets, 0.3375% of the next $500 million of average
                                                          net assets, and 0.325% of the average net assets in
                                                          excess of $1 billion

Pilgrim Emerging Countries Fund                           0.625% of the Series' average net assets

Pilgrim Worldwide Growth Fund                             0.50% of the first $500 million of the Series' average
                                                          net assets, 0.45% of the next $500 million of average
                                                          net assets, and 0.425% of the average net assets in
                                                          excess of $1 billion

Pilgrim International Small Cap Growth Fund               0.50% of the first $500 million of the Series' average
                                                          net assets, 0.45% of the next $500 million of average
                                                          net assets, and 0.425% of the average net assets in
                                                          excess of $1 billion

Pilgrim International Core Growth Fund                    0.50% of the first $500 million of the Series' average
                                                          net assets, 0.45% of the next $500 million of average
                                                          net assets, and 0.425% of the average net assets in
                                                          excess of $1 billion

                              Page 10 of Exhibit 2

                                                                       EXHIBIT 3

                              Amended and Restated
                       Service and Distribution Plan for
                        NICHOLAS-APPLEGATE MUTUAL FUNDS
                      (to be renamed Pilgrim Mutual Funds)
                                 Class A Shares

                         SERVICE AND DISTRIBUTION PLAN

    WHEREAS, Nicholas-Applegate Mutual Funds (to be renamed Pilgrim Mutual Funds) (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

    WHEREAS, shares of beneficial interest of the Trust are currently divided into the series listed on Schedule A hereto (the "Funds"), which Schedule can be amended to add or remove series by an amended schedule signed on behalf of the Trust and the Distributor;

    WHEREAS, shares of beneficial interest of the Funds are divided into classes of shares, one of which is designated Class A;

    WHEREAS, the Trust employs Pilgrim Securities, Inc. (the "Distributor") as distributor of the securities of which it is the issuer; and

    WHEREAS, the Trust and the Distributor have entered into an Underwriting Agreement pursuant to which the Trust has employed the Distributor in such capacity during the continuous offering of shares of the Trust; and

    WHEREAS, the Trust wishes to amend and restate the Distribution Plan and the Shareholder Service Plan of the Funds with respect to Class A shares as set forth hereinafter.

    NOW, THEREFORE, the Trust hereby adopts on behalf of the Funds with respect to its Class A shares, and the Distributor hereby agrees to the terms of the Plan, in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

    1. A. The Funds shall pay to the Distributor, as the distributor of the Class A shares of the Funds, a fee for distribution of the shares at the rate of up to 0.10% on an annualized basis of the average daily net assets of the Funds' Class A shares, provided that, at any time such payment is made, whether or not this Plan continues in effect, the making thereof will not cause the limitation upon such payments established by this Plan to be exceeded. Such fee shall be calculated and accrued daily and paid monthly or at such intervals as the Board of Trustees shall determine, subject to any applicable restriction imposed by rules of the National Association of Securities Dealers, Inc.

       B. In addition to the amount provided in 1.A. above, the Funds shall pay to the Distributor, as the distributor of the Class A shares of the Funds, a service fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Funds' Class A shares, provided that, at any time such payment is made, whether or not this Plan continues in effect, the making thereof will not cause the limitation upon such payments established by this Plan to be exceeded. Such fee shall be calculated and accrued daily and paid monthly or at such intervals as the Board of Trustees shall determine, subject to any applicable restriction imposed by rules of the National Association of Securities Dealers, Inc.

    2. The amount set forth in paragraph 1.A. of this Plan shall be paid for the Distributor's services as distributor of the shares of the Funds in connection with any activities or expenses primarily intended to result in the sale of the Class A shares of the Funds, including, but not limited to, payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") to obtain various distribution related and/or administrative services for the Funds. These services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds' Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, this Plan hereby authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses that exceed distribution fees and contingent deferred sales charges received by the Distributor.

    The amount set forth in paragraph 1.B. of this Plan may be used by the Distributor to pay securities dealers (which may include the Distributor itself) and other financial institutions and organizations for servicing shareholder accounts, including a continuing fee which may accrue immediately after the sale of shares.

    3. This Plan shall not take effect until it, together with any related agreements, has been approved by votes of a majority of both (a) the Trust's Board of Trustees and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

    4. After approval as set forth in paragraph 3, and any other approvals required pursuant to the Act and Rule 12b-1 thereunder, this Plan shall take effect at the time specified by the Trust's Board of Trustees. The Plan shall continue in full force and effect as to the Class A shares of the Funds for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

    5. The Distributor shall provide to the Trustees of the Trust, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

    6. This Plan may be terminated as to each Fund at any time, without payment of any penalty, by vote of the Trustees of the Trust, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of Class A shares of the Funds on not more than 30 days' written notice to any other party to the Plan.

    7. This Plan may not be amended to increase materially the amount of distribution fee (including any service fee) provided for in paragraph 1 hereof unless such amendment is approved by a vote of the shareholders of the Class A shares of each of the Funds, and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in paragraph 3 hereof.

    8. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    9. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

    10. The provisions of this Plan are severable as to each Fund, and any action to be taken with respect to this Plan shall be taken separately for each Fund affected by the matter.

Last revised:         , 1999

                                   SCHEDULE A

CURRENT NAME OF SERIES:                                         TO BE RENAMED:
--------------------------------------------------------------  -------------------------------------------------
Nicholas-Applegate International Core Growth Fund               Pilgrim International Core Growth Fund
Nicholas-Applegate Worldwide Growth Fund                        Pilgrim Worldwide Growth Fund
Nicholas-Applegate International Small Cap Growth Fund          Pilgrim International Small Cap Growth Fund
Nicholas-Applegate Emerging Countries Fund                      Pilgrim Emerging Countries Fund
Nicholas-Applegate Large Cap Growth Fund                        Pilgrim Large Cap Growth Fund
Nicholas-Applegate Mid Cap Growth Fund                          Pilgrim Mid Cap Growth Fund
Nicholas-Applegate Small Cap Growth Fund                        Pilgrim Small Cap Growth Fund
Nicholas-Applegate Convertible Fund                             Pilgrim Convertible Fund
Nicholas-Applegate Balanced Growth Fund                         Pilgrim Balanced Growth Fund
Nicholas-Applegate High Quality Bond Fund                       Pilgrim High Quality Bond Fund

                           NICHOLAS-APPLEGATE MUTUAL FUNDS
                            600 WEST BROADWAY, 30TH FLOOR
                             SAN DIEGO, CALIFORNIA 92101


             PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON MAY 21, 1999
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints E. Blake Moore, Jr. and Charles H. Field, and each of them separately, as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote as designated below, all of the shares of beneficial interest of Nicholas-Applegate Mutual Funds (the "Trust") held of record by the undersigned on March 3, 1999 at the Special Meeting of Shareholders to be held on Friday, May 21, 1999, or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS NOS. 1, 2, 3, 4, 5, AND 6, AND, IF OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE BEST JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN.


PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

/X/   Please mark votes as in this example.  Place "X" only in one box.

The Board of Trustees recommends you vote FOR Proposals Nos. 1, 2, 3, 4,  5 and
6.

VOTING INSTRUCTIONS FOR PROPOSAL 1: Mark your vote IN THE BOX as follows: (i) For All to vote for all five Nominees; (ii) For All and list exceptions to vote for some but not all Nominees; or (iii) Withhold All to vote for none of the Nominees.

1.   ELECTION OF TRUSTEES.*

     For All                  Withhold All                For All Except

       / /                        / /                          / /


     Nominees:     Mary A. Baldwin       Al Burton        Robert W. Stallings
                   John P. Burke         Jock Patton      Walter E. Auch

     To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike through that nominee's name.

VOTING INSTRUCTIONS FOR PROPOSALS 2, 3, 4 AND 5: Mark your vote (For, Against, or Abstain) IN THE BOX.

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING MARCH 31, 1999.*

                    For                    Against                    Abstain

                    / /                      / /                        / /

3.   APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT WITH PILGRIM INVESTMENTS,
     INC.**


                    For                    Against                    Abstain

                    / /                      / /                        / /

4. APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT BETWEEN PILGRIM INVESTMENTS, INC. AND NICHOLAS-APPLEGATE CAPITAL MANAGEMENT.***

                    For                    Against                    Abstain

                    / /                      / /                        / /

5. APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND TO CLARIFY THAT THE LIMITATION PROHIBITING SUCH FUND FROM INVESTING MORE THAN 15% OF THE VALUE OF ITS NET ASSETS IN SECURITIES THAT ARE ILLIQUID DOES NOT APPLY TO RESTRICTED SECURITIES, SUCH AS THOSE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OF 1933, IF SUCH SECURITIES ARE DETERMINED TO BE LIQUID.*

                    For                    Against                    Abstain

                    / /                      / /                        / /

VOTING INSTRUCTION FOR PROPOSAL NO. 6: Mark your vote (For, Against, or Abstain) IN THE BOX for each class of shares that you own in the applicable Fund.

6. APPROVAL OF NEW SERVICE AND DISTRIBUTION PLANS FOR CLASS A, CLASS B, AND CLASS C SHARES, AND A NEW SHAREHOLDER SERVICE PLAN FOR CLASS Q SHARES.**

     Class A:

                    For                    Against                    Abstain

                    / /                      / /                        / /

     Class B:

                    For                    Against                    Abstain

                    / /                      / /                        / /

     Class C:

                    For                    Against                    Abstain

                    / /                      / /                        / /

     Class Q:

                    For                    Against                    Abstain

                    / /                      / /                        / /

     * To be voted on by the shareholders of all the Funds of the Trust.

     ** To be voted on by the shareholders of Nicholas-Applegate Small Cap Growth Fund, Nicholas-Applegate Mid-Cap Growth Fund, Nicholas-Applegate Large Cap Growth Fund, Nicholas-Applegate Emerging Countries Fund, Nicholas-Applegate Worldwide Growth Fund, Nicholas-Applegate International Small Cap Growth Fund, Nicholas-Applegate International Core Growth Fund, Nicholas-Applegate Convertible Fund, Nicholas-Applegate High Yield Bond Fund, Nicholas-Applegate High Quality Bond Fund and Nicholas-Applegate Balanced Growth Fund.

     *** To be voted on by the shareholders of Nicholas-Applegate Small Cap Growth Fund, Nicholas-Applegate Mid-Cap Growth Fund, Nicholas-Applegate Large Cap Growth Fund, Nicholas-Applegate Emerging Countries Fund, Nicholas-Applegate Worldwide Growth Fund, Nicholas-Applegate International Small Cap Growth Fund, Nicholas-Applegate International Core Growth Fund and Nicholas-Applegate Convertible Fund.


     THE EFFECTIVENESS OF PROPOSAL NOS. 1, 3 AND 4 ARE CONDITIONED ON THE CONSUMMATION OF THE TRANSACTION (AS DEFINED IN THE ACCOMPANYING PROXY STATEMENT). IF THE TRANSACTION IS NOT CONSUMMATED, THE CURRENT TRUSTEES WILL REMAIN IN OFFICE EVEN IF THE NOMINEES ARE ELECTED BY THE SHAREHOLDERS AND NICHOLAS-APPLEGATE CAPITAL MANAGEMENT WILL CONTINUE TO SERVE AS ADVISER UNDER THE CURRENT MANAGEMENT AGREEMENT EVEN IF THE PROPOSED MANAGEMENT AGREEMENT AND THE PROPOSED SUBADVISORY AGREEMENT ARE APPROVED BY THE SHAREHOLDERS. THE EFFECTIVENESS OF PROPOSAL NO. 3 WITH RESPECT TO THE NICHOLAS-APPLEGATE HIGH YIELD BOND FUND IS CONDITIONED ON THE FAILURE TO CONSUMMATE THE REORGANIZATION (AS DEFINED IN THE ACCOMPANYING PROXY STATEMENT). IF THE REORGANIZATION IS CONSUMMATED, THE VOTE ON PROPOSAL NO. 3 BY SHAREHOLDERS OF SUCH FUND WILL NOT BECOME EFFECTIVE.



Date:  _______________________________________________

Signature 1 ___________________________________________

Signature 2 (if held jointly) ______________________________


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                         -3-